GT GLOBAL AMERICA FUNDS

TABLE OF CONTENTS

Message from the President . . . . . . . . . . . . . . . . . . . .   2

Three Funds, Three Levels of Opportunity . . . . . . . . . . . . .   3

Market Review and Outlook  . . . . . . . . . . . . . . . . . . . .   6

GT Global America Small Cap Growth Fund  . . . . . . . . . . . . .   7

GT Global America Mid Cap Growth Fund  . . . . . . . . . . . . . .  10

GT Global America Value Fund . . . . . . . . . . . . . . . . . . .  13

Report of Independent Accountants  . . . . . . . . . . . . . . . .  F1

Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F2

List of Funds . . . . . . . . . . . . . . . . . . .  Inside Back Cover

Portfolio holdings and views of the Funds' managers described in this annual report are as of the date of the interview, unless otherwise noted, and are subject to change.

GT GLOBAL AMERICA FUNDS

MESSAGE FROM THE PRESIDENT

DEAR INVESTOR,

We're pleased to report some exciting new developments here at GT Global, and for our America Funds in particular. This past fall we significantly enhanced the breadth and depth of our domestic investment capabilities when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, 1996, Chancellor merged with LGT Asset Management, the GT Global Mutual Funds' advisor, and the combined entity is now known as Chancellor LGT Asset Management. The acquisition increased LGT's worldwide assets to over $80 billion.

Chancellor has earned an outstanding reputation for having disciplined U.S. equity and fixed income investment processes, coupled with proven fundamental and quantitative investment capabilities. Over 320 institutional investors, including numerous Fortune 500 firms, use their high-quality management services. Now shareholders in the GT Global America Funds also have the opportunity to benefit from the expertise of these top-notch U.S. equity and fixed income professionals and their processes. These resources represent an ideal complement to LGT's expertise as an experienced global investment manager with an extensive global infrastructure.

At the helm of the investment organization is Warren Shaw, LGT's Global Chief Investment Officer. Mr. Shaw has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

To fully take advantage of the new organization's resources, the GT Global America Funds have new portfolio managers as of January 2, 1997 -- all experienced members of the Chancellor investment team. Ellen Adams, co-manager of the GT Global America Mid Cap Growth Fund (formerly GT Global America Growth Fund), has been an analyst and portfolio manager for nearly 20 years. She is head of the North American Equity Group, which includes portfolio management for large and small cap growth, large cap value, and core equity strategies. Her co-manager, Ann Hutchins, has been an analyst and portfolio manager for 13 years.

Barbara Mignogna and Mark Cunneen will now co-manage the GT Global America Small Cap Growth Fund. Ms. Mignogna, head of the North American Small Cap Growth Equity Group, began her career in 1979, researching the technology industry. Mark Cunneen has over 12 years' experience, and has been a portfolio manager with Chancellor since 1992.

Two other Chancellor investment managers, Ted Ujazdowski and Adam Scheiner, are co-managers for the GT Global America Value Fund. Mr. Ujazdowski has over 20 years' experience as an analyst and portfolio manager, and has been Director of the Value Group since 1987. Adam Scheiner, with over 12 years' experience, has been a portfolio manager and analyst with Chancellor since 1993.

As always, consistent, above-average performance is our priority. That's why we're enthusiastic about the abilities of these fine professionals and the skills they bring to the management of GT Global Mutual Funds.

We appreciate your continued confidence. If you or your financial adviser have questions regarding the GT Global America Funds, please call us at 1-800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,


William J. Guilfoyle
President
GT Global Mutual Funds

2 . . .

THREE FUNDS, THREE LEVELS OF OPPORTUNITY

Historically, different sized U.S. companies have shown different risk and return characteristics. The largest companies, such as those in the Standard & Poor's 500 Index, have shown consistent returns with a moderate degree of day-to-day price fluctuation. The smallest companies, such as those traded on NASDAQ, have shown bursts of outstanding performance, but with a higher range of price fluctuation. Medium-sized companies, represented by the S&P 400 Mid Cap Index, have often outperformed larger and smaller companies, but have generally produced returns and price fluctuations in ranges between small and large cap stocks.

Of course, the U.S. market is continually shifting, and investment styles move in and out of favor. Styles labeled as growth or value tend to perform differently depending on the investment climate. With that in mind, GT Global offers three U.S. equity mutual funds for investing in different capitalization segments:

GT GLOBAL AMERICA SMALL CAP GROWTH FUND

Invests primarily in companies with a market capitalization of up to $1 billion at the time of purchase. (The Fund's market capitalization range changed as of January 2, 1997; previously, the Fund invested primarily in companies having a market capitalization of up to $500 million at the time of purchase.) Because small cap stocks have traditionally proven more volatile than larger, more broadly held stocks, investors in this Fund should be willing to assume a greater degree of price fluctuation. To seek to reduce price fluctuation, the Fund's portfolio managers adhere to a disciplined investment process when selecting stocks for the portfolio.

GT GLOBAL AMERICA MID CAP GROWTH FUND*

Investing primarily in companies with a market capitalization of $1 billion to $5 billion at the time of purchase. (The Fund's market capitalization range changed as of January 2, 1997; previously, the Fund normally initially focused on companies having a market capitalization of $2 billion or less at the time of purchase.)

GT GLOBAL AMERICA VALUE FUND

Investing primarily in companies with a market capitalization of $500 million and up at the time of purchase, and that our investment team has determined to be priced low relative to the companies' fair value and long-term potential.

THE GT GLOBAL AMERICA FUNDS OFFER VERSATILE INVESTMENT OPPORTUNITIES THAT CAN SERVE AS A SOLID FOUNDATION TO YOUR INVESTMENT PORTFOLIO.

GT GLOBAL AMERICA FUNDS

[GRAPH]

GT Global America Value Fund . . . . . . . . . . . . .  $500 Million and Up
GT Global America Small Cap Growth Fund  . . . . . . .  Up to $1 Billion
GT Global America Mid Cap Growth Fund* . . . . . . . .  $1 Billion to $5 Billion


* Formerly GT Global America Growth Fund.

                                                                         . . . 3

OUR GROWTH INVESTMENT PROCESS:
COMBINING QUANTITATIVE AND QUALITATIVE RESEARCH

GT Global adheres to an investment process designed to deliver the consistent, competitive results investors expect. The process helps assure investors that we stay true to each Fund's stated objectives.

Our growth equity managers seek to invest in companies with sustainable above-average growth at an attractive price. We invest in companies that have:

-- Solid market franchises

-- Strong management

-- Favorable earnings momentum

-- Strict cost controls

-- Potential for positive earnings surprises

-- Clear evidence of undervaluation

COMBINATION OF FUNDAMENTAL AND QUANTITATIVE RESEARCH

Our highly experienced in-house team of career research analysts provide the engine of our growth investing approach. These analysts are specialists, having spent years covering their industries, and provide us with unparalleled access to the companies they follow.

The primary goal of our research effort is to develop and maintain well-supported, non-consensus perspectives on these companies. Research is conducted by contacting company management, competitors, suppliers, distributors and customers to determine a company's fundamental position and its potential for change.

As a check to forward-looking fundamental research, we utilize a proprietary, quantitative stock selection model developed more than 13 years ago by our Quantitative Equity Research Group. As part of our process, our team of quantitative analysts continually researches and updates the model.


[GRAPH]

          Fundamental Research                   Quantitative Research
          --------------------                   ---------------------

                                Stock Selection
                                ---------------

                              Formal Risk Control
                              -------------------

                    Portfolio Implementation and Control
                    ------------------------------------

FORMAL RISK CONTROL

We manage risk at each stage of the investment process in a fully integrated manner. We also manage portfolio volatility by increasing or reducing our actual industry exposures relative to our normal weights to limit our exposure in response to our market outlook and additional factors, such as valuation and earnings momentum. This permits flexibility relative to our growth benchmark, yet ensures against undue volatility associated with overexposure to one industry.

A DEFINED RANKING SYSTEM

THE QUANTITATIVE PERSPECTIVE PROVIDES A CRITICAL INDEPENDENT CONTRIBUTION, BUT IT IS THE INDIVIDUAL ANALYST'S INPUT THAT PRIMARILY DRIVES THE STOCK SELECTION DECISION. AT ALL TIMES, AT LEAST 85% OF PORTFOLIO HOLDINGS MUST BE RANKED IN THE TOP 30% OF OUR UNIVERSE. THIS SYSTEMATIC APPROACH TO STOCK SELECTION HELPS ENSURE THAT WE OWN OUR BEST INVESTMENT IDEAS.

[GRAPH]

Quantitative Research                                  Qualitative Research
---------------------                                  --------------------
        Buy                          Hold                        Sell
        -------------------------------------------------------------
        10%           20%             40%         20%             10%
        -------------------------------------------------------------
         1             2               3           4                5
        -------------------------------------------------------------

4 . . .

PORTFOLIO IMPLEMENTATION AND CONTROL

Stocks are purchased from the top 30% of the valuation matrix, or when analysts upgrade their rankings. Stocks are sold when they fall to the bottom 30% of the matrix, or when an analyst significantly lowers his/her ranking of the stock.

The portfolio is monitored on a regular basis through our peer review process to ensure consistency with our guidelines, our established industry weightings and our combined stock rankings. At least 85% of portfolio holdings must be ranked in the top 30% of our universe.

Through this disciplined investment process, you can take comfort in knowing you're investing in well-tested companies that have demonstrated steady performance through economic ups and downs.

A DIFFERENT APPROACH TO DETERMINING VALUE

Our value equity philosophy seeks to take advantage of inefficiently priced securities while utilizing a disciplined and rational approach to maximize returns. Our value strategy combines the strengths of our fundamental research team with quantitative analysis. These resources come together in a clearly defined, repeatable process.

We concentrate on companies with moderate growth where there is a catalyst. Stocks selling at a discount should reach full value within our 18- to 36-month time frame. By taking this approach, we seek to ensure that we only buy at a discount to current fair value, and that the fair value increases over time.

STOCK SELECTION

Our commitment to in-house research is one of our primary assets. Research focuses on identifying prospective changes in business fundamentals and valuation inefficiencies. Our analysts cover specific industries and know more than just the business financials. They are familiar with the company's management, products, and critical industry variables that could determine future prospects.

QUANTITATIVE CRITERIA

A COMBINED DISCIPLINE

To add objectivity to the fundamental research, we conduct a series of quantitative screens that include price-to-book, cash flow, price/earnings, revenue per share and volatility.

PORTFOLIO CONSTRUCTION

Fundamental and quantitative data are blended in the Value Combined Ratings Matrix, which produces an overall ranking of all stocks on a scale of 1 to
5. The Value Matrix identifies what we believe are the best 150 value investments. The top 30% make up the focus list of buy candidates; the stocks in the bottom 30% of the Matrix fall into the sell category.

[GRAPH]

FUNDAMENTAL RESEARCH QUANTITATIVE SCREENS
VALUE COMBINED RATINGS MATRIX

FOCUS LIST

We also establish a price target for each stock we purchase. A stock is sold if it reaches our price target earlier than anticipated, indicating fair value has been attained.

In today's fast-paced environment, this combination of fundamental and quantitative resources enables identification of opportunities that may be overlooked by using either discipline alone. We believe our process sets us apart from the typical value manager.

                                                                         . . . 5

MARKET REVIEW AND OUTLOOK

Undaunted by Federal Reserve Chairman Alan Greenspan's cautionary statements in early December 1996, the equity market forged ahead to new highs, ending the year with a 23% gain, as measured by the S&P 500.(1) This is the second straight year the equity market has turned in impressive gains, bringing the two-year appreciation close to 70% or better for both the S&P 500 and the Dow Jones Industrials. The fourth quarter alone produced an 8% advance for the S&P 500.

The foundation for the strong advance was what many have referred to as a "Goldilocks" economy -- not too hot, not too cold -- one that grows fast enough to allow good gains in corporate profits, but not so fast as to force the Federal Reserve to raise interest rates to tighten monetary policy. Despite a sharp, but brief, midyear correction and periodic fears of a hike in interest rates by the Federal Reserve, the market enjoyed a year characterized by moderation in most of the key economic variables. As well, the Fed's stable monetary posture and the balanced results of the November elections enhanced investor confidence in financial markets. With mutual fund inflows from retirement plans and individuals reaching a record pace and yields on money market instruments at low levels, the stage was set for the market's advance.

Performance for the year was heavily skewed toward liquid, large-cap issues, as reflected by the Dow's strong 29% advance, while smaller capitalization stocks lagged noticeably -- the Russell 2000 Index rose just 17%. In fact, more than half the S&P 500's advance for the year was generated by the 10 largest capitalization stocks in the index. Even more striking was that the two largest stocks in the NASDAQ 100 (Intel and Microsoft) accounted for 80% of its 45% return.

Performance also was diverse across industries. For example, semiconductor stocks underperformed the market until midsummer but ended the year up sharply -- notably, Intel's 130% gain accounted for most of the group's 80% price appreciation. Retail stocks, after lagging the market for three years, started the year with convincing momentum based on prospects for stronger unit volumes, reduced inventories and better pricing. By year-end, however, the stocks had slipped after a midyear correction and slower-than-expected Christmas sales. Media, cable and wireless communication stocks stood out as notable underperformers, with each posting negative returns.

Vital signs for the economy and interest rates remain positive. Still, the market's mood has understandably turned cautious, considering the powerful move of the last 24 months. Economic growth is likely to remain moderate (in the 2%-3% range) for the coming year, paving the way for further growth in corporate profits. Inflation, which studies suggest may be more tame than indicators imply, should remain muted as long as wage growth does not exceed productivity gains. Interest rates, which have backed up recently on fears of a stronger economy, will most likely stabilize and trend lower as evidence of extended moderate growth begins to predominate. We believe a rising U.S. dollar and the possibility of a domestic budget compromise should also help bolster the markets. Major imponderables that remain are the pace of new investment flows into the markets and the effect a market correction might have on these flows.

While investors may take some time to digest their recent gains, there is little reason, on either fundamental or valuation grounds, to project a major market reversal in the first months of 1997. Barring a significant deterioration in the market backdrop, equities have the potential to produce positive, although less impressive, returns for investors.

                                                                   January, 1997

(1) The index performance shown is for illustrative purposes only and is not intended to represent the performance of the GT Global America Funds. Please see pages 7-15 for Fund performance.

6 . . .

GT GLOBAL AMERICA SMALL CAP GROWTH FUND

INTERVIEW WITH THE PORTFOLIO MANAGERS(1)  January, 1997

Q HOW DID THE FUND PERFORM?

A The Fund's total return for the 12 months ended December 31, 1996, was 13.81% for Class A shares (8.40% including the maximum 4.75% sales charge); total return for Class B shares was 13.14% (8.14% including the effect of the maximum 5% contingent deferred sales charge). During the same period, the Russell 2000 Index(2) returned 16.49%. The Fund was underweighted in computer stocks during the year, which hurt its results, since this sector was a strong performer. Also, disappointments in the manufactured housing market affected holdings in that sector in the second half of the year.

Q HOW IS THE FUND POSITIONED AND WHY?

A Currently, the Fund is overweighted in the consumer and technology industries, underweighted in the health care industry and about market weighted in the industrial sector, relative to the Russell 2000 industry weightings. Our overweighted position in the consumer sector is driven strictly from a bottom- up perspective, as we have identified a large number of consumer companies experiencing rapid growth in both sales and earnings. Areas we like include death care companies, outdoor advertising and lodging.

Rapidly changing technology in the work force, as well as proliferation in the business community of the client/server platform, has created the opportunity for extremely rapid growth of many technology companies. Our enthusiasm for this sector is tempered only somewhat by current valuations. Areas we especially like in technology are client/server applications and video-conferencing.

Because the industrial sector is much more economically dependent and cyclical in nature, we have chosen to be neutral with the Russell 2000 weighting for this sector. Our underweighting the health care industry has been driven by what we saw as overvaluations of the stocks and continued cost pressures on the health care system in general.

ABOUT THE PORTFOLIO MANAGERS

BARBARA MIGNOGNA -- Head of the North American Small Cap Growth Equity Management Group since 1995; Portfolio Manager since 1993. Previously, Ms. Mignogna was a Portfolio Manager and Analyst with J.R.O. Associates, specializing in the technology industry. She received a B.S. in Electrical Engineering from Lafayette College in 1979.

MARK J. CUNNEEN -- Portfolio Manager since 1992. From February 1992 to December 1992, Mr. Cunneen was President of DC Capital, Inc., an investment management firm. He was also Vice President of Equity Investments at Massachusetts Financial Services from 1987 until 1992. Mr. Cunneen earned an M.B.A. from the Wharton School of the University of Pennsylvania in 1986.

                                    [PHOTO]

THE GT GLOBAL AMERICA FUNDS' PORTFOLIO MANAGERS: (FRONT, LEFT TO RIGHT) ANN HUTCHINS, TED UJAZDOWSKI, BARBARA MIGNOGNA. (BACK, LEFT TO RIGHT) ADAM SCHEINER, ELLEN ADAMS, MARK CUNNEEN.

(1) The managers were all employees of Chancellor Capital Management until October 31, 1996, when LGT Asset Management merged with Chancellor. The resulting entity was renamed Chancellor LGT Asset Management and is the investment advisor to GT Global Mutual Funds.

(2) The Russell 2000 Index is composed of 2,000 U.S.-domiciled common stocks designed to measure small company stock performance. The index represents roughly 10% of the U.S. stock market, and market capitalization of index companies ranged from $90 million to $1.17 billion as of June 1996. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

                                                                         . . . 7

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of small capitalization companies domiciled in the United States. During the reporting period (January 1 to December 31, 1996), the Fund invested in companies having a market capitalization of up to $500 million at the time of purchase. As of January 2, 1997, the Fund's market capitalization range changed. We now invest in companies having a market capitalization of up to $1 billion at the time of purchase.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

[GRAPH]

GT GLOBAL AMERICA SMALL CAP GROWTH FUND

            CLASS A SHARES   CLASS B SHARES     RUSSELL 2000 INDEX

10/18/95       9525            10000                10000
               9558.33         10035                 9746.34
               9741.67         10218.7              10155.8
               9833.33         10306.2              10423.7
               9900            10367.5              10412.4
              10458.3          10953.6              10737
              10866.7          11373.6              10955.5
4/30/96       11883.3          12440.9              11541.3
              12325            12887.1              11996.1
              11608.3          12134.7              11503.6
              10716.7          11198.6              10498.8
              10875            11356.1              11108.4
              11683.3          12196                11542.5
              11300            11784.8              11364.6
              11183.3          11653.5              11832.9
12/31/96      11190.8          11261                12143


The charts above show the performance of the GT Global America Small Cap Growth Fund, Class A and Class B shares, versus the Russell 2000 Index since the Fund's inception. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on October 18, 1995, would have been worth $11,801 on December 31, 1996.

[GRAPH]

AVERAGE ANNUAL TOTAL RETURNS(1)
December 31, 1996 %
Without Sales Charge(2) With Sales Charge

Share Class       1-Year   Life of Fund   1-Year   Life of Fund
Class A            13.81      14.34        8.40         9.81
Class B            13.14      13.63        8.14        10.38
Advisor Class(3)   14.22      14.76         N/A         N/A

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus. The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.


8 . . .

GT GLOBAL AMERICA SMALL CAP GROWTH FUND

ALLOCATION OF NET ASSETS %

[GRAPH]

                          December 31, 1996    December 31, 1995
Services                         31.0                26.3
Consumer Durables                15.3                10.0
Finance                          14.0                12.3
Capital Goods                    13.3                 4.9
Technology                        5.5                 5.1
Materials/Basic Industry          4.9                 7.3
Consumer Non-Durables             4.0                 7.1
Health Care                       1.8                 2.7
Short Term & Other               10.2                24.3

Allocations will change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

KEY PORTFOLIO HOLDINGS(1) (AS OF DECEMBER 31, 1996)              % OF NET ASSETS

ETHAN ALLEN INTERIORS, INC. Operates through its                        4.9
subsidiary, Ethan Allen, Inc., which manufactures and retails home furnishings. The products are sold in Ethan
Allen Home Interior stores worldwide. Products include bedroom/dining room wood furniture, upholstered sofas, love seats, chairs, recliners and accessories, such as rugs, wall decor and bedding.

CARIBINER INTERNATIONAL, INC. An international producer of              4.5
meetings, events, training programs, and related business communications services. The company's services enable businesses to inform, sell to and train their sales forces, dealers, franchises, partners, stockholders and employees.

SYRATECH CORPORATION Designs, manufactures, imports and                 4.4
distributes tabletop and giftware products, including sterling silver, silverplated and stainless steel flatware, holloware and ornamental items. Syratech's products are sold through a variety of stores nationwide.

BELDEN, INC. Designs, manufactures and markets wire, cable              4.2
and cord products for the electronics and electrical markets in the U.S. and internationally. The company's electronics products include multi-conductor cable, coaxial cables and fiber optic backbone cable. Belden's products for the electrical market consist of power cords and single conductor wire.

COACHMEN INDUSTRIES, INC. Manufactures and distributes                  4.0
knitted textiles through its wholly owned subsidiary, Olympic Mills. The company manufactures underwear, tee shirts and polo shirts in plants in Puerto Rico.

CHAMPION ENTERPRISES, INC. Manufactures and markets                     3.8
manufactured homes and medium-size buses through its subsidiaries. The company also sells new manufactured homes, ranging in size from 675 to more than 2,000 square feet, in the retail market.

EXTENDED STAY AMERICA, INC. Develops, owns and manages                  3.4
extended-stay lodging facilities. These hotels are designed around customers -- such as business travelers, people relocating, or on temporary assignment away from home -- staying on a weekly basis. The company currently has 48 hotels nationwide.

SPORTS AUTHORITY, INC. Operates large-format sporting goods             3.2
stores in the U.S. and Canada. The company's stores sell a large variety of sporting goods, including brand-name sporting equipment, and athletic and active footwear and apparel.

TEKELEC Designs, manufactures and markets diagnostic,                   3.2
surveillance and switching systems that advance the evolution of the intelligent network and support inter-networking worldwide.

SOVEREIGN BANCORP, INC. The holding company for Sovereign               3.2
Bank, a federal savings bank that has 122 banking and loan offices. The bank conducts commercial banking services through its branch offices located throughout eastern
Pennsylvania, New Jersey and northern Delaware.


(1) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

                                                                         . . . 9

GT GLOBAL AMERICA MID CAP GROWTH FUND

INTERVIEW WITH THE PORTFOLIO MANAGERS January, 1997

Q HOW DID THE FUND PERFORM IN 1996?

A The Fund's total return for the period was 15.65% for Class A shares (10.16% including the maximum 4.75% sales charge). Total return for Class B shares was 14.82% (9.82% including the effect of the maximum 5% contingent deferred sales charge. During the same period, the S&P Mid Cap 400 Index(1) returned 19.20%, and the Russell 2000 Index(2) returned 16.49%.

The primary factor contributing to the Fund's underperformance relative to its benchmark in 1996 was an overweighting early in the year in semiconductor companies and companies supplying the semiconductor industry. The price for DRAM (dynamic random access memory) chips used in many personal computers fell dramatically, negatively impacting the Fund. We decreased our weightings and in the second six months of the year, the Fund generally tracked the market.

Q HOW IS THE FUND POSITIONED AND WHY?

A As we enter 1997, our mid cap growth portfolio is positioned in stocks we expect to post accelerating earnings growth and positive earnings surprises relative to Wall Street consensus. Such positive earnings momentum should be well rewarded in the domestic environment of modest GDP growth and low inflation we expect to play out in 1997.

We believe companies in the current portfolio will grow their earnings about 36% in 1997, versus S&P earnings growth of about 10%, and expect that such superior earnings growth potential over time will lead to outperformance. Our emphasis on superior earnings growth has led us to over-weight several sectors in the portfolio, including technology, specialty financial services and business and consumer services.

Q PLEASE DESCRIBE THESE SECTORS IN MORE DETAIL.

A Technology continues to be one of the most dynamic growth sectors. Communications band-width remains a bottleneck in corporate, public and internet applications. Our emphasis is on specialty communications equipment companies that offer products addressing these bottlenecks. Client server computing continues to grow rapidly, and we hold positions in a number of companies delivering applications into this market. Finally, as software development has become more complex, we see opportunities in companies that provide tools to manage this process.

Financial services represents an area of significant overweighting in our portfolios. We are taking advantage of the trend toward consolidation in the life and auto insurance markets by owning what we consider the leading consolidator in these businesses. In addition, we believe Wall Street is underestimating the growth potential in a number of attractive specialty financial companies, where we see opportunity for both strong earnings growth potential and multiple expansion.

Our analyst team has also identified a number of attractive business and consumer services opportunities. New corporate supplier services have the potential to change the corporate purchasing process. Lodging continues to present favorable supply/demand dynamics, and we have also targeted payroll services. In addition, we believe the trend toward consolidation in outdoor advertising offers a number of attractive investments.

ABOUT THE PORTFOLIO MANAGERS

ELLEN H. ADAMS -- Head of North American Equity since 1995; Director of Equity Research from May 1993 through 1996, and currently a growth portfolio manager. Previously, she was a Portfolio Manager for Neuberger & Berman. Ms. Adams received an M.B.A. in Finance with Distinction from the Wharton School of the University of Pennsylvania in 1984.

ANN B. HUTCHINS -- Portfolio Manager since 1994. Ms. Hutchins was also Equity Portfolio Manager and Research Analyst for Cadence Capital Management from 1988 until 1994. Ms. Hutchins received an M.B.A. from Babson College in 1988.

(1) The S&P Mid Cap 400 Index is composed of the capitalization-weighted average price of 400 selected common stocks of medium-size domestic companies. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The Russell 2000 Index is composed of 2,000 U.S.-domiciled common stocks designed to measure small company stock performance. The index represents roughly 10% of the U.S. stock market, and market capitalization of index companies ranged from $90 million to $1.17 billion as of June 1996. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars. Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

10 . . .

GT GLOBAL AMERICA MID CAP GROWTH FUND

PERFORMANCE SUMMARY

[GRAPH]

GT GLOBAL AMERICA
MID CAP GROWTH FUND          RUSSELL 2000 INDEX     S&P MID CAP 400 INDEX

         CLASS A SHARES

6/9/87       9525                  10000              10000
             9915.53               10250              10177.7
             10229.9               10538              10494.6
             10696.6               10920.5            10802.9
             10439.4               10709.8            10603.8
             7467.6                8177.99            7357.56
             7229.48               7774               6962.7
             8153.4                8374.93            7522.43
             8315.33               8758.5             7849.22
             9010.65               9314.66            8555.52
             8886.83               9466.49            8957.07
             9086.85               9514.77            9160.11
             8810.63               9315.91            8911.43
             9629.78               9987.59            9547.49
             9391.65               9718.92            9456.01
             9020.18               9493.44            9214.02
             9277.35               9857.04            9457.58
             9029.7                9925.06            9352.52
             8753.48               9731.52            9040.88
             9061.55               10124.7            9395.02
             9723.58               10814.2            9813.88
             9837.37               10849.9            9886.09
             10344.2               11090.7            10118.6
             11306.2               11690.7            10559.9
             12216.5               12255.4            11014
             11782.1               12200.2            10763
             12764.8               12924.9            11181.8
             13126.8               13383.8            11453.9
             13416.5               13531              11489.7
             13292.4               12961.3            10808.6
             13437.2               13247.8            10877.7
             14024.8               13720.7            10921
             12637.6               12560              9967.14
             13424.1               13010.9            10276.4
             14396.2               13291.9            10679.5
             14134                 12776.2            10330.5
             16143.8               14023.1            11062.2
             16209.4               14080.6            11091.3
             15575.9               13758.2            10605.2
             13511.5               12331.4            9186.67
             12255.3               11576.8            8369.8
             11971.3               11223.7            7858.86
             12681.3               12302.3            8458.33
             12987.2               13017              8790.63
             13620.7               14045.4            9582.51
             14483.6               15306.6            10657.3
             15215.4               16004.6            11404.7
             14996.9               15999.8            11375.2
             15521.2               16737.4            11917
             14363.4               15887.1            11227.9
             15248.2               16843.6            11620.8
             15980                 17456.7            12049.3
             15455.7               17400.3            12143.3
             15149.9               18082              12464.4
             14177.7               17472.7            11887.5
             15492.4               19538.1            12838.8
             17323.4               19883.5            13880
             17487.8               20199.9            14285.2
3/31/92      16468.2               19438.5            13801.8
             15963.8               19206.5            13317.3
             16106.4               19388.3            13494.3
             15174.4               18834.8            12860.2
             16314.7               19770              13307.2
             15755.5               19297              12930.9
             16248.9               19567              13228.7
             17564.6               20036.2            13646.2
             19867.1               21155.9            14691.3
             20409.8               21865.6            15202.6
             20576.7               22139              15716.7
             19265.3               21829.2            15354.3
             19062.7               22583              15852.5
             17822.8               21992              15416.7
             19074.6               22993.7            16098.6
             18621.6               23108.9            16198.5
             18860                 23064.6            16422.2
             19897.2               24016.9            17131.3
             19825.6               24270.5            17614.7
             20815.1               24349.6            18068.4
             20898.6               23811              17479.7
             22112.8               24916.3            18077
             22396                 25495.9            18643.3
             23026.7               25134.1            18575.6
             23245.5               23969.9            17597.2
             23786.1               24148.2            17701.7
             24004.9               23919.5            17502.6
             23927.7               23095.8            16911.9
             23760.3               23877.8            17189.9
             25240.5               25128.2            18147.5
             25446.5               24659.4            18085.9
             25510.8               24928.9            18012.9
             25176.2               23804.6            17285
             25581.4               24022              17747.7
             25755                 24273.2            17523.4
             27042                 25545.6            18252.9
             28054.3               25988.9            18566
             29109.9               26510.7            18978.3
             29804                 27150.2            19304.7
             31712.9               28255.5            20306.1
             33448.2               29728.7            21475.8
             33679.6               30279.3            21920.1
             33882                 31013.3            22311.6
             32537.2               30215.3            21313.8
             33245.8               31535              22209.2
             31523.3               31456.5            22795.1
             31622.5               31912.9            22770.5
             32267.2               32997.5            23480.2
             32597.8               33393              23958
             34928.6               34412.8            25239.1
             35027.7               34878.2            26233.8
             33639.2               34354.9            25156.6
             31457.2               32030.6            22959.4
             33110.2               33877.9            24292.4
             35424.5               35355              25241.8
             35441                 35457.8            24852.8
             36928.7               37455.1            25876.8
12/31/96     36457.3               37496.6            26555.1


GT GLOBAL AMERICA
MID CAP GROWTH FUND               RUSSELL 2000 INDEX       S&P MID CAP 400 INDEX

             CLASS B SHARES

4/1/93           10000                   10000                      10000
                 9402.52                 9738.3                     9725.1
                 10062.9                 10181.9                    10155.3
                 9817.61                 10232.9                    10218.3
                 9937.11                 10213.2                    10359.4
                 10478                   10635                      10806.7
                 10434                   10747.2                    11111.6
                 10956                   10782.3                    11397.8
                 10993.7                 10543.8                    11026.5
                 11607.8                 11033.2                    11403.3
                 11757.2                 11289.9                    11760.5
                 12076.4                 11129.7                    11717.8
                 12185.1                 10614.1                    11100.6
                 12463.6                 10693.1                    11166.5
                 12572.3                 10591.8                    11040.9
                 12524.7                 10227                      10668.3
                 12436.4                 10573.3                    10843.7
                 13197.1                 11127.1                    11447.7
                 13299                   10919.4                    11408.9
                 13326.2                 11038.8                    11362.8
                 13142.8                 10540.9                    10903.6
                 13355.9                 10637.7                    11195.5
                 13432.2                 10748.4                    11054
2/1/95           14096.2                 11311.9                    11514.2
                 14622.8                 11508.1                    11711.7
                 15164.7                 11739.2                    11971.8
                 15515.7                 12022.4                    12177.7
                 16500.3                 12511.8                    12809.4
                 17385.6                 13164.2                    13547.2
                 17500                   13408                      13827.5
                 17591.6                 13733                      14074.5
                 16889.5                 13379.7                    13445.1
                 17248.2                 13964                      14009.9
                 16350.5                 13929.3                    14379.5
                 16385.3                 14131.4                    14364
                 16716.2                 14611.7                    14811.7
                 16872.9                 14786.8                    15113.1
                 18065.7                 15238.4                    15921.2
                 18117.9                 15444.5                    16548.7
                 17386.6                 15212.7                    15869.2
                 16246                   14183.5                    14483.2
                 17090.5                 15001.5                    15324.1
                 18274.6                 15655.6                    15922.9
                 18274.6                 15701.1                    15677.5
                 19032.1                 16585.5                    16323.5
12/31/96         18474                   16603.9                    16751.4


The charts above show the performance of the GT Global America Mid Cap Growth Fund, Class A and Class B shares, versus its various indices since June 9, 1987, and April 1, 1993, respectively. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,267 on December 31, 1996.

[GRAPH]

AVERAGE ANNUAL TOTAL RETURNS(1)

December 31, 1996 %

Share Class         Without Sales Charge(2)         With Sales Charge
                  1-Year  5-Year   Life of Fund   1-Year   5-Year   Life of Fund
Class A(3)         15.65   18.67      15.07        10.16    17.52      14.49
Class B(3)         14.82    N/A       18.29         9.82     N/A       17.78
Advisor Class(4)   15.72    N/A       12.18         N/A      N/A        N/A

HISTORICAL PERFORMANCE(2)

Annual Total Returns % (per calendar year)

           1987     1988   1989 1990   1991   1992   1993    1994   1995  1996
Class A  -14.40(3) 11.14  54.77 -7.40 19.29  31.74   8.34    15.69  23.23  15.65
Class B     N/A     N/A    N/A   N/A   N/A    N/A   16.08(3) 15.06  22.42  14.82

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations (Class A shares) on June 9, 1987. Inception of Class B shares was April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The GT Global America Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in the equity securities of medium-sized companies in the United States. During the reporting period (January 1 to December 31,
1996), the Fund normally initially focused on companies having a market capitalization of $2 billion or less at the time of purchase. As of January 2, 1997, the Fund's market capitalization range changed. We now invest in companies having a market capitalization of $1 billion to $5 billion at the time of purchase.

                                                                        . . . 11

GT GLOBAL AMERICA MID CAP GROWTH FUND
ALLOCATION OF NET ASSETS %

[GRAPH]

                          December 31, 1996                  December 31, 1995
Energy                           24.7                                N/A
Technology                       19.1                               31.6
Services                         18.3                               15.3
Consumer Non-Durables            14.2                                3.7
Finance                           8.9                               13.3
Materials/Basic Industry          4.8                                1.4
Capital Goods                     3.0                                N/A
Consumer Durables                 N/A                                3.3
Health Care                       N/A                                6.2
Short Term & Other                7.0                               25.2

Allocations will change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

KEY PORTFOLIO HOLDINGS 1 (AS OF DECEMBER 31, 1996)               % OF NET ASSETS

PHILIP MORRIS COMPANIES INC. Has five principal operating              3.8
companies, which include Philip Morris USA, Philip Morris
International, Inc., Kraft Foods, Inc., Miller Brewing
Company and Philip Morris Capital Corporation. Philip
Morris Capital Corporation provides financial services.

BANKAMERICA CORPORATION Provides diverse financial products             3.5
and services to individuals, businesses, government agencies and financial institutions throughout the world.
The company's banking subsidiaries operate over 2,000 offices throughout the western U.S., as well as corporate banking and business credit offices in major U.S. cities and 36 countries.

NIKE, INC. Designs, develops and markets a wide variety of              3.3
high-quality footwear and apparel products. Apparel includes tennis, running, cycling and fitness wear as well as athletic bags and accessory items. The company markets its products through retail stores in the U.S. and throughout the world.

MICROSOFT CORPORATION Develops, manufactures, licenses and              3.3
supports computer software products such as Microsoft
Windows and Microsoft Windows '95 operating systems. The company also offers networking, database and spreadsheet programs, books and other computer products.

INTEL CORPORATION Designs, manufactures and sells                       3.0
microcomputer components and related products worldwide.
Products include microprocessors, embedded products, memory chips, computer modules and boards, and network and communications hardware.

COOPER CAMERON CORPORATION Manufactures, markets and                    2.7
services production equipment for oil and gas producers and transmitters and non-utility power generators. The company manufactures pressure control equipment such as wellheads, gate and ball valves, and undersea production systems.

ROWAN COMPANIES, INC. Performs contract drilling of oil and             2.7
gas wells and additionally provides contract and chartered aviation services to related operations. The company operates domestically offshore and onshore and in foreign waters. Rowan owns 24 offshore rigs and 17 deep water jack-ups. The company also manufactures heavy mining, timber and construction equipment, and builds oil rigs.

LOEWEN GROUP, INC. Through its subsidiaries, owns and                   2.7
operates 814 funeral homes and 179 cemeteries throughout
Canada and the U.S.

ROSS STORES Operates a chain of 313 off-price retail                    2.6
apparel stores, which offer brand-name apparel, shoes, accessories, fragrances, gift items and linens for the home.

TJX COMPANIES, INC. Operates chains of off-price apparel                2.5
stores and a mail order catalog business. The company's chain of stores includes T.J. Maxx, Winners Apparel Ltd.,
HomeGoods and Marshalls. TJX also has a catalog, Chadwick's of Boston.


(1) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

12 . . .

GT GLOBAL AMERICA VALUE FUND

INTERVIEW WITH THE PORTFOLIO MANAGERS  January, 1997

Q HOW DID THE FUND PERFORM?

A Total return for the 12 months ended December 31, 1996, was 15.12% for Class A shares (9.65% including the maximum 4.75% sales charge); total return for Class B shares was 14.35% (9.35% including the effect of the maximum 5% contingent deferred sales charge). During the same period, its benchmark index, the S&P 500,(1) returned 22.96%. Disappointments in the manufactured housing market affected holdings in that sector, damaging performance for the Fund in the second half of the year. Also, the Fund did not have much exposure to semiconductors, which performed well over the last quarter of the year, and this hurt performance somewhat.

Q HOW IS THE FUND POSITIONED AND WHY?

A As we enter 1997, our value portfolio is favoring stocks with low consensus expectations, where we believe management can be expected to translate cash flows or intrinsic business values into increased shareholder returns. We find this tactical emphasis particularly appropriate in the current market environment, as valuation of these stocks tends to be low. Additionally, we believe that capturing the inefficiency in pricing related to generally unanticipated events will be key to outperformance in the coming year. We currently intend to maintain a portfolio that is well diversified with conservative characteristics.

Our discipline of bottom-up fundamental analysis with a particular focus on cash flows and asset values has led to many holdings in the basic industry area. Our emphasis here is not on pure commodity or cyclical stories, but on companies with proactive management looking to maximize shareholder value. This perspective has led us to hold stocks in the chemical, auto and railroad industries. We are underweighted in the energy sector because those stocks appear to fully reflect current fundamentals.

Another major portion of our portfolio is invested in the financial services area, namely banks and insurance companies. With banks, we expect continued outperformance due to improving fundamentals as the result of industry consolidation and deregulation. This has improved earnings stability and strengthened cash flows. Elsewhere in the interest-sensitive sector, we have cut back on our exposure to utilities (electric and telephone), as deregulation continues to cloud the fundamental picture and prospective asset values. However, we continue to favor real estate investment trusts (REITs) due to their high yields and favorable fundamentals. We believe the real estate industry is in the beginning phases of consolidation, which should benefit many of the large, publicly traded companies in the sector.

Our exposure to health care is limited since those stocks were strong performers in 1996 and we believe they fairly reflect their future prospects. High valuations have also precluded us from building a large exposure in the consumer sector, except for tobacco companies where valuations and cash flows are particularly compelling.

ABOUT THE PORTFOLIO MANAGERS

TED UJAZDOWSKI -- Director of the Value Group since 1987 and Portfolio Manager since 1983. Mr. Ujazdowski began his career in 1973 as a Credit Analyst for the Federal Reserve Bank of New York. He joined Citicorp Investment Management, Chancellor Capital Management's predecessor, in 1977. Mr. Ujazdowski holds a B.S. from Fordham University and an M.B.A. from New York University.

ADAM D. SCHEINER -- Portfolio Manager and Analyst since June 1993. Previously, Mr. Scheiner was a Securities Analyst at Prudential Securities from 1989 until 1993. Mr. Scheiner received an M.B.A. in finance, with honors, from New York University in 1989.

(1) The S&P 500 Index is composed of the capitalization-weighted average price of the 500 largest publicly traded U.S. companies. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

                                                                        . . . 13

GT GLOBAL AMERICA VALUE FUND

PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of medium to large capitalization issuers domiciled in the United States. We define medium to large companies as having a market capitalization greater than $500 million at the time of purchase. We look for companies we believe are undervalued and therefore offer above-average potential for capital appreciation.

[GRAPH]

GT GLOBAL AMERICA VALUE FUND

           CLASS A SHARES   CLASS B SHARES     S&P 500 INDEX

10/18/95      9525             10000               10000
              9541.67          10008.8              9904.95
             10358.3           10866.1             10339.8
             10633.3           11154.9             10538.9
             10966.7           11487.3             10897.6
             10941.7           11461.1             10998.7
             11183.3           11706               11104.5
4/30/96      11658.3           12196               11268.2
             12241.7           12808.4             11558.9
             11983.3           12528.4             11603
             11266.7           11776               11090.3
             11483.3           11986               11324.3
             12116.7           12642.2             11961.6
             12233.3           12764.6             12291.6
             12425             12957.1             13220.6
12/31/96     12241.3           12355               12958.7


The charts above show the performance of the GT Global America Value Fund, Class A and Class B shares, versus the S&P 500 Index since the Fund's inception. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on October 18, 1995, would have been worth $12,913 on December 31, 1996.

AVERAGE ANNUAL TOTAL RETURNS(1)
December 31, 1996 %

[GRAPH]
                   Without Sales Charge(2)        With Sales Charge
Share Class        1-Year     Life of Fund     1-Year     Life of Fund
Class A             15.12        23.20          9.65          19.83
Class B             14.35        22.43          9.35          20.28
Advisor Class(3)    15.58        23.68          N/A            N/A

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus. The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

14 . . .

GT GLOBAL AMERICA VALUE FUND
ALLOCATION OF NET ASSETS %

[GRAPH]

                             December 31, 1996        December 31, 1995
Finance                             28.8                      18.0
Services                            22.6                       3.7
Energy                              18.5                       3.8
Materials/Basic Industry            11.4                       3.9
Capital Goods                        7.7                       3.6
Consumer Non-Durables                5.1                       3.5
Consumer Durables                    5.0                       N/A
Technology                           2.7                       4.9
Health Care                          2.5                      19.8
Multi-Industry/Miscellaneous         N/A                      13.9
Short Term & Other                  (4.3)                     24.9

Allocations will change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

KEY PORTFOLIO HOLDINGS(1) (AS OF DECEMBER 31, 1996)              % OF NET ASSETS

TUESDAY MORNING CORPORATION Operates a chain of 271                     3.4
deep-discount close-out gift stores in 32 states. The stores sell merchandise such as dinnerware, housewares, bed and bath accessories, luggage, toys and seasonal items.

PHILIP MORRIS COMPANIES, INC. Has five principal operating              3.4
companies, which include Philip Morris USA, Philip Morris
International, Inc., Kraft Foods, Inc., Miller Brewing
Company and Philip Morris Capital Corporation. Philip
Morris Capital Corporation provides financial services.

TRAVELERS GROUP, INC. Offers lending, deposits and                      3.1
credit-related insurance to individuals as well as life, accident, health, property and automobile insurance and investment advice through its subsidiaries, which include
Smith Barney, Primerica Financial Services, Commercial
Credit and others.

AT&T CORPORATION Provides communication services and                    3.0
products, such as network equipment and computer systems, that service businesses, consumers, communication services providers and government agencies.

WMX TECHNOLOGIES Provides comprehensive waste management                2.8
services to industrial and commercial customers in North
America, and abroad through subsidiaries.

HERCULES, INC. Manufactures specialty chemicals, aerospace              2.8
products, films and fibers. The company produces flavors, fragrances, food gums, paper chemicals, resins, fatty acids, rocket motors, electronic aerospace equipment, polypropylene films, carbon fibers and printing plates.

3COM CORP. Designs, produces and markets a broad range of               2.7
ISO 9000-compliant global data networking solutions such as routers, hubs, switches and adapters for Ethernet, Token
Ring, FDDI and ATM networks.

DAYTON-HUDSON CORP. A general merchandise retailer,                     2.6
specializing in large-store formats, including discount stores, moderate-priced promotional and traditional department stores. The company's stores include approximately 688 Target stores, 297 Mervyn's stores and 64 department stores.

FORD MOTOR COMPANY Manufactures and sells automobiles,                  2.5
trucks and related parts and accessories globally. The company also provides financial services through its subsidiaries, Ford Credit, The Associates First Capital
Corp. and Hertz Corp.

BURLINGTON NORTHERN INC. Operates a railroad transportation             2.5
system throughout the U.S. and parts of Canada. The company's customers encompass agriculture, industry, food and consumer products, and automotive products.


(1) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

                                                                        . . . 15

CHANCELLOR LGT ASSET MANAGEMENT'S WORLDWIDE INVESTMENT OFFICES

                     [MAP]

San Francisco 1974 Toronto 1994 London 1969 Singapore 1990 Tokyo 1982 Sydney 1982 Hong Kong 1970 Frankfurt 1985 New York 1996

Chancellor LGT Asset Management is a member of the $80 billion Liechtenstein Global Trust. Chancellor LGT Asset Management maintains fully staffed investment offices in London, Frankfurt, Hong Kong, Tokyo, Singapore, Sydney, Toronto, New York and San Francisco.

16 . . .

                            GT GLOBAL AMERICA FUNDS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statements of assets and liabilities of GT Global America Mid Cap Growth Fund (previously GT Global America Growth Fund), GT Global America Small Cap Growth Fund - Consolidated, and GT Global America Value Fund - Consolidated, three of the funds organized as a series of GT Global Growth Series, including the portfolios of investments, as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of the GT Global America Mid Cap Growth Fund (previously GT Global America Growth
Fund), GT Global America Small Cap Growth Fund - Consolidated, and GT Global America Value Fund - Consolidated, as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

                                       F1

             GT GLOBAL AMERICA SMALL CAP GROWTH FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
EQUITY INVESTMENTS                                                        SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Services (31.0%)
  Caribiner International, Inc.-/- ...................................       17,700  $    889,425        4.5
    CONSUMER SERVICES
  Extended Stay America, Inc.-/- .....................................       33,200       668,150        3.4
    LEISURE & TOURISM
  The Sports Authority, Inc.-/- ......................................       29,250       636,188        3.2
    RETAILERS-OTHER
  Proffitt's, Inc.-/- ................................................       14,456       533,065        2.7
    RETAILERS-OTHER
  Quality Dining, Inc.-/- ............................................       28,400       507,650        2.6
    RESTAURANTS
  WinStar Communications, Inc.-/- ....................................       20,900       438,900        2.2
    WIRELESS COMMUNICATIONS
  Hughes Supply, Inc. ................................................        9,800       422,625        2.2
    CONSUMER SERVICES
  Measurex Corp. .....................................................       16,900       405,600        2.1
    CONSUMER SERVICES
  Harveys Casino Resorts .............................................       23,000       388,125        2.0
    LEISURE & TOURISM
  Intercel, Inc.-/- ..................................................       25,000       306,250        1.6
    WIRELESS COMMUNICATIONS
  Stein Mart, Inc.-/- ................................................       14,700       297,675        1.5
    RETAILERS-OTHER
  Rio Hotel and Casino, Inc.-/- ......................................       11,700       171,113        0.9
    LEISURE & TOURISM
  Players International, Inc.-/- .....................................       30,300       162,863        0.8
    LEISURE & TOURISM
  Lamar Advertising Co.-/- ...........................................        5,000       121,250        0.6
    BUSINESS & PUBLIC SERVICES
  Grey Advertising, Inc. .............................................          300        75,000        0.4
    BUSINESS & PUBLIC SERVICES
  Marker International-/- ............................................       10,000        53,750        0.3
    WHOLESALE & INTERNATIONAL TRADE
                                                                                     ------------
                                                                                        6,077,629
                                                                                     ------------
Consumer Durables (15.3%)
  Ethan Allen Interiors, Inc. ........................................       25,100       966,345        4.9
    HOUSING
  Syratech Corp.-/- ..................................................       27,600       869,400        4.4
    APPLIANCES & HOUSEHOLD
  Champion Enterprises, Inc.-/- ......................................       38,068       742,326        3.8
    HOUSING
  Southern Energy Homes, Inc.-/- .....................................       20,100       231,150        1.2
    HOUSING
  REX Stores Corp.-/- ................................................       24,700       200,688        1.0
    CONSUMER ELECTRONICS
                                                                                     ------------
                                                                                        3,009,909
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

             GT GLOBAL AMERICA SMALL CAP GROWTH FUND - CONSOLIDATED

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
EQUITY INVESTMENTS                                                        SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Finance (14.0%)
  Sovereign Bancorp, Inc. ............................................       47,500  $    623,438        3.2
    BANKS-REGIONAL
  Storage USA, Inc. ..................................................       15,500       583,188        3.0
    REAL ESTATE
  Bradley Real Estate, Inc. ..........................................       22,800       410,400        2.1
    REAL ESTATE INVESTMENT TRUST
  Mid-America Apartment Communities, Inc. ............................        9,800       282,975        1.4
    REAL ESTATE
  Toronto-Dominion Bank{\/} (.) ......................................        9,219       235,085        1.2
    BANKS-REGIONAL
  AmVestors Financial Corp. ..........................................       15,900       234,525        1.2
    INSURANCE-LIFE
  Game Financial Corp.-/- ............................................       26,900       201,750        1.0
    CONSUMER FINANCE
  Union Planters Corp. ...............................................        4,575       178,425        0.9
    BANKS-REGIONAL
                                                                                     ------------
                                                                                        2,749,786
                                                                                     ------------
Capital Goods (13.3%)
  Belden, Inc. .......................................................       22,000       814,000        4.2
    ELECTRICAL PLANT/EQUIPMENT
  Tekelec-/- .........................................................       40,000       630,000        3.2
    TELECOM EQUIPMENT
  Plasma & Materials Technologies, Inc.-/- ...........................       37,500       440,625        2.2
    ELECTRICAL PLANT/EQUIPMENT
  Belmont Homes, Inc.-/- .............................................       42,600       410,025        2.1
    CONSTRUCTION
  American Buildings Co.-/- ..........................................        9,500       226,813        1.2
    CONSTRUCTION
  Cuno, Inc.-/- ......................................................        5,500        81,813        0.4
    ENVIRONMENTAL
                                                                                     ------------
                                                                                        2,603,276
                                                                                     ------------
Technology (5.5%)
  Dallas Semiconductor Corp. .........................................       24,300       558,900        2.8
    SEMICONDUCTORS
  Logicon, Inc. ......................................................       14,300       521,950        2.7
    SOFTWARE
                                                                                     ------------
                                                                                        1,080,850
                                                                                     ------------
Materials/Basic Industry (4.9%)
  Falcon Building Products, Inc.-/- ..................................       32,700       482,325        2.5
    BUILDING MATERIALS & COMPONENTS
  Fibreboard Corp.-/- ................................................       11,500       388,125        2.0
    PAPER/PACKAGING
  Commercial Intertech Corp. .........................................        5,500        74,938        0.4
    METALS - NON-FERROUS
                                                                                     ------------
                                                                                          945,388
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

             GT GLOBAL AMERICA SMALL CAP GROWTH FUND - CONSOLIDATED

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
EQUITY INVESTMENTS                                                        SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Consumer Non-Durables (4.0%)
  Coachmen Industries, Inc. ..........................................       27,300  $    774,638        4.0
                                                                                     ------------
    RECREATION
Health Care (1.8%)
  Cohr, Inc.-/- ......................................................       12,800       345,600        1.8
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $18,365,112) ..........................                 17,587,076       89.8
                                                                                     ------------      -----

                                                                                        VALUE        % OF NET
REPURCHASE AGREEMENT                                                                   (NOTE 1)       ASSETS
----------------------------------------------------------------------               ------------  -------------
  Dated December 31, 1996, with State Street Bank & Trust Co., due
   January 2, 1997, for an effective yield of 6.25%, collateralized by
   $1,570,000 U.S. Treasury Bonds, 8.125% due 8/15/19 (market value of collateral is $1,883,365, including accrued interest). (cost
   $1,841,320) .......................................................                  1,841,320        9.4
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $20,206,432) * ...............................                 19,428,396       99.2
Other Assets and Liabilities .........................................                    148,920        0.8
                                                                                     ------------      -----

NET ASSETS ...........................................................               $ 19,577,316      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        (.) Country of origin for this security is Canada. All other securities on this portfolio originate from the U.S.
          * For Federal income tax purposes, cost is $20,242,867 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,368,000
                 Unrealized depreciation:            (2,182,471)
                                                  -------------
                 Net unrealized depreciation:     $    (814,471)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                     GT GLOBAL AMERICA MID CAP GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (24.7%)
  Cooper Cameron Corp.-/- ...................................   US            243,800   $ 18,650,694         2.7
    ENERGY EQUIPMENT & SERVICES
  Rowan Cos., Inc.-/- .......................................   US            804,400     18,199,550         2.7
    ENERGY EQUIPMENT & SERVICES
  ENSCO International, Inc.-/- ..............................   US            328,600     15,937,100         2.3
    ENERGY EQUIPMENT & SERVICES
  Global Marine, Inc.-/- ....................................   US            742,500     15,314,063         2.3
    ENERGY EQUIPMENT & SERVICES
  Western Atlas, Inc.-/- ....................................   US            208,500     14,777,438         2.2
    ENERGY EQUIPMENT & SERVICES
  Ente Nazionale Idrocarburi (ENI) S.p.A. - ADR{\/} .........   ITLY          279,600     14,434,350         2.1
    OIL
  Marine Drilling Co., Inc.-/- ..............................   US            710,700     13,991,906         2.1
    ENERGY EQUIPMENT & SERVICES
  Seacor Holdings, Inc.-/- ..................................   US            217,500     13,702,500         2.0
    ENERGY EQUIPMENT & SERVICES
  Benton Oil & Gas Co.-/- ...................................   US            492,000     11,131,500         1.6
    OIL
  Triton Energy Ltd.-/- .....................................   US            212,500     10,306,250         1.5
    OIL
  Atwood Oceanics, Inc.-/- ..................................   US            131,500      8,350,250         1.2
    ENERGY EQUIPMENT & SERVICES
  Reading & Bates Corp.-/- ..................................   US            290,800      7,706,200         1.1
    ENERGY EQUIPMENT & SERVICES
  Chesapeake Energy Corp.-/- ................................   US            109,600      6,096,500         0.9
    GAS PRODUCTION & DISTRIBUTION
                                                                                        ------------
                                                                                         168,598,301
                                                                                        ------------
Technology (19.1%)
  Microsoft Corp.-/- ........................................   US            268,200     22,160,025         3.3
    SOFTWARE
  Intel Corp. ...............................................   US            156,900     20,544,094         3.0
    SEMICONDUCTORS
  3Com Corp.-/- .............................................   US            226,400     16,612,100         2.4
    NETWORKING
  American Power Conversion Corp.-/- ........................   US            509,300     13,878,425         2.0
    NETWORKING
  DSP Communications, Inc.-/- ...............................   US            568,500     11,014,688         1.6
    TELECOM TECHNOLOGY
  Dynatech Corp.-/- .........................................   US            247,300     10,943,025         1.6
    INSTRUMENTATION & TEST
  Comverse Technology, Inc.-/- ..............................   US            271,100     10,250,969         1.5
    COMPUTERS & PERIPHERALS
  Cisco Systems, Inc.-/- ....................................   US            143,300      9,117,463         1.3
    NETWORKING
  Cognos, Inc.-/- {\/} ......................................   CAN           321,700      9,047,813         1.3
    SOFTWARE
  Computer Products, Inc.-/- ................................   US            398,500      7,770,750         1.1
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                         131,339,352
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                     GT GLOBAL AMERICA MID CAP GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (18.3%)
  Loewen Group, Inc.{\/} ....................................   CAN           461,300   $ 18,048,363         2.7
    CONSUMER SERVICES
  Ross Stores, Inc. .........................................   US            347,200     17,360,000         2.6
    RETAILERS-APPAREL
  TJX Cos., Inc. ............................................   US            355,300     16,832,338         2.5
    RETAILERS-APPAREL
  Safeway, Inc.-/- ..........................................   US            352,800     15,082,200         2.2
    RETAILERS-FOOD
  Tiffany & Co. .............................................   US            353,700     12,954,263         1.9
    RETAILERS-OTHER
  Paychex, Inc. .............................................   US            225,100     11,578,581         1.7
    CONSUMER SERVICES
  Outdoor Systems, Inc.-/- ..................................   US            307,650      8,652,656         1.3
    BUSINESS & PUBLIC SERVICES
  USAir Group, Inc.-/- ......................................   US            343,300      8,024,638         1.2
    TRANSPORTATION - AIRLINES
  HFS, Inc.-/- ..............................................   US             95,700      5,718,075         0.8
    LEISURE & TOURISM
  Universal Outdoor Holdings, Inc.-/- .......................   US            220,000      5,170,000         0.8
    BUSINESS & PUBLIC SERVICES
  Footstar, Inc.-/- .........................................   US             97,900      2,435,263         0.4
    RETAILERS-APPAREL
  Claire's Stores, Inc. .....................................   US             95,900      1,246,700         0.2
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                         123,103,077
                                                                                        ------------
Consumer Non-Durables (14.2%)
  Philip Morris Cos., Inc. ..................................   US            229,400     25,836,175         3.8
    FOOD
  Nike, Inc. "B" ............................................   US            377,900     22,579,525         3.3
    TEXTILES & APPAREL
  Liz Claiborne, Inc. .......................................   US            293,400     11,332,575         1.7
    TEXTILES & APPAREL
  Foodmaker, Inc.-/- ........................................   US          1,113,900      9,885,863         1.5
    FOOD
  Nautica Enterprises, Inc.-/- ..............................   US            331,000      8,357,750         1.2
    TEXTILES & APPAREL
  Richfood Holdings, Inc. ...................................   US            271,500      6,583,875         1.0
    FOOD
  Rexall Sundown, Inc.-/- ...................................   US            240,800      6,546,750         1.0
    PERSONAL CARE/COSMETICS
  Tommy Hilfiger Corp.-/- ...................................   US             93,400      4,483,200         0.7
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          95,605,713
                                                                                        ------------
Finance (8.9%)
  BankAmerica Corp. .........................................   US            235,200     23,461,200         3.5
    BANKS-SUPER REGIONAL
  Union Planters Corp. ......................................   US            394,365     15,380,235         2.3
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                       F6

                     GT GLOBAL AMERICA MID CAP GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Citicorp ..................................................   US            131,200   $ 13,513,600         2.0
    BANKS-MONEY CENTER
  Mark Twain Bancshares, Inc. ...............................   US            154,600      7,536,750         1.1
    BANKS-REGIONAL
                                                                                        ------------
                                                                                          59,891,785
                                                                                        ------------
Materials/Basic Industry (4.8%)
  Cytec Industries, Inc.-/- .................................   US            390,700     15,872,188         2.3
    CHEMICALS
  Barrick Gold Corp. ........................................   CAN           377,000     10,807,223         1.6
    GOLD
  Oregon Metallurgical Corp.-/- .............................   US            190,900      6,156,525         0.9
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                          32,835,936
                                                                                        ------------
Capital Goods (3.0%)
  Davox Corp.-/- ............................................   US            334,700     13,806,375         2.0
    TELECOM EQUIPMENT
  Pairgain Technologies, Inc.-/- ............................   US            231,000      7,031,063         1.0
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          20,837,438
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $543,685,886) ................                            632,211,602        93.0
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $47,860,000 U.S. Treasury Notes, 6.125%
   due 3/31/98 (market value of collateral is $48,870,709,
   including accrued interest). (cost $47,911,316) ..........                             47,911,316         7.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $591,597,202)  * ....................                            680,122,918       100.0
Other Assets and Liabilities ................................                               (119,840)       (0.0)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $680,003,078       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $594,949,965 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  93,369,566
                 Unrealized depreciation:            (8,196,613)
                                                  -------------
                 Net unrealized appreciation:     $  85,172,953
                                                  -------------
                                                  -------------

             Abbreviation:
             ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F7

                  GT GLOBAL AMERICA VALUE FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
EQUITY INVESTMENTS                                                        SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Finance (28.8%)
  Travelers Group, Inc. ..............................................        5,600  $    254,100        3.1
    INSURANCE - MULTI-LINE
  Allstate Corp. .....................................................        3,575       206,903        2.5
    INSURANCE - MULTI-LINE
  Chase Manhattan Corp. ..............................................        2,275       203,044        2.5
    BANKS-MONEY CENTER
  BankAmerica Corp. ..................................................        1,675       167,081        2.0
    BANKS-SUPER REGIONAL
  First Union Corp. (N.C.) ...........................................        2,250       166,500        2.0
    BANKS-SUPER REGIONAL
  Student Loan Marketing Association .................................        1,775       165,297        2.0
    OTHER FINANCIAL
  Norwest Corp. ......................................................        3,725       162,038        2.0
    OTHER FINANCIAL
  NationsBank Corp. ..................................................        1,650       161,288        2.0
    BANKS-SUPER REGIONAL
  Aetna, Inc. ........................................................        1,800       144,000        1.8
    INSURANCE-LIFE
  Exel Ltd. ..........................................................        3,400       128,775        1.6
    INSURANCE - PROPERTY-CASUALTY
  Simon DeBartolo Group, Inc. ........................................        3,150        97,650        1.2
    REAL ESTATE INVESTMENT TRUST
  Bankers Trust New York Corp. .......................................          975        84,094        1.0
    BANKS-MONEY CENTER
  Household International, Inc. ......................................          900        83,025        1.0
    OTHER FINANCIAL
  Corestates Financial Corp. .........................................        1,550        80,406        1.0
    BANKS-SUPER REGIONAL
  Starwood Lodging Trust .............................................        1,350        74,419        0.9
    REAL ESTATE INVESTMENT TRUST
  Beacon Properties Corp. ............................................        1,350        49,444        0.6
    REAL ESTATE INVESTMENT TRUST
  Highwoods Properties, Inc. .........................................        1,425        48,094        0.6
    REAL ESTATE INVESTMENT TRUST
  Equity Residential Property Trust ..................................        1,075        44,344        0.5
    REAL ESTATE INVESTMENT TRUST
  Felcor Suite Hotels, Inc. ..........................................        1,225        43,334        0.5
    REAL ESTATE
                                                                                     ------------
                                                                                        2,363,836
                                                                                     ------------
Services (22.6%)
  Tuesday Morning Corp.-/- ...........................................       13,200       282,145        3.4
    RETAILERS-OTHER
  AT&T Corp. .........................................................        5,650       245,775        3.0
    TELEPHONE - LONG DISTANCE
  Dayton Hudson Corp. ................................................        5,450       213,913        2.6
    RETAILERS-OTHER
  Burlington Northern, Inc. ..........................................        2,400       207,300        2.5
    TRANSPORTATION - ROAD & RAIL

    The accompanying notes are an integral part of the financial statements.

                                       F8

                  GT GLOBAL AMERICA VALUE FUND - CONSOLIDATED

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
EQUITY INVESTMENTS                                                        SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Services (Continued)
  Sears, Roebuck and Co. .............................................        4,350  $    200,644        2.4
    RETAILERS-OTHER
  GTE Corp. ..........................................................        3,825       174,038        2.1
    TELEPHONE NETWORKS
  Time Warner, Inc. ..................................................        4,225       158,438        1.9
    BROADCASTING & PUBLISHING
  Federated Department Stores, Inc.-/- ...............................        3,700       126,263        1.5
    RETAILERS-APPAREL
  Comcast Corp. "A" ..................................................        5,075        90,398        1.1
    CABLE TELEVISION
  The Limited, Inc. ..................................................        4,725        86,822        1.1
    RETAILERS-APPAREL
  Telefonica De Peru - ADR{\/} (.) ...................................        4,400        83,050        1.0
    TELEPHONE NETWORKS
                                                                                     ------------
                                                                                        1,868,786
                                                                                     ------------
Energy (18.5%)
  Tosco Corp. ........................................................        2,400       189,900        2.3
    GAS PRODUCTION & DISTRIBUTION
  Amerada Hess Corp. .................................................        2,925       169,284        2.1
    OIL
  Texaco, Inc. .......................................................        1,725       169,266        2.1
    OIL
  CMS Energy Corp. ...................................................        3,950       132,819        1.6
    ENERGY EQUIPMENT & SERVICES
  Illinova Corp. .....................................................        4,775       131,313        1.6
    ENERGY EQUIPMENT & SERVICES
  Occidental Petroleum Corp. .........................................        5,350       125,056        1.5
    OIL
  Amoco Corp. ........................................................        1,100        88,550        1.1
    OIL
  Edison International ...............................................        4,400        87,450        1.1
    ELECTRICAL & GAS UTILITIES
  Pinnacle West Capital Corp. ........................................        2,725        86,519        1.1
    ELECTRICAL & GAS UTILITIES
  Ultramar Diamond Shamrock Corp. ....................................        2,725        86,178        1.0
    OIL
  Southern Co. .......................................................        3,800        85,975        1.0
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ........................................................          700        85,575        1.0
    OIL
  GPU, Inc. ..........................................................        2,525        84,903        1.0
    ELECTRICAL & GAS UTILITIES
                                                                                     ------------
                                                                                        1,522,788
                                                                                     ------------
Materials/Basic Industry (11.4%)
  Hercules, Inc. .....................................................        5,275       228,144        2.8
    CHEMICALS
  Aluminum Company of America (ALCOA) ................................        2,700       172,125        2.1
    METALS - NON-FERROUS

    The accompanying notes are an integral part of the financial statements.

                                       F9

                  GT GLOBAL AMERICA VALUE FUND - CONSOLIDATED

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
EQUITY INVESTMENTS                                                        SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Materials/Basic Industry (Continued)
  W.R. Grace & Co. ...................................................        3,225  $    166,894        2.0
    CHEMICALS
  Union Carbide Corporate Holdings Co. ...............................        3,725       152,259        1.9
    CHEMICALS
  Monsanto Co. .......................................................        3,250       126,344        1.5
    CHEMICALS
  Champion International Corp. .......................................        2,000        86,500        1.1
    PAPER/PACKAGING
                                                                                     ------------
                                                                                          932,266
                                                                                     ------------
Capital Goods (7.7%)
  WMX Technologies, Inc. .............................................        7,100       231,638        2.8
    ENVIRONMENTAL
  Textron, Inc. ......................................................        1,800       169,650        2.1
    AEROSPACE/DEFENSE
  PPG Industries, Inc. ...............................................        2,800       157,150        1.9
    MACHINERY & ENGINEERING
  AlliedSignal, Inc.-/- ..............................................        1,150        77,050        0.9
    AEROSPACE/DEFENSE
                                                                                     ------------
                                                                                          635,488
                                                                                     ------------
Consumer Non-Durables (5.1%)
  Philip Morris Cos., Inc. ...........................................        2,450       275,931        3.4
    FOOD
  RJR Nabisco Holdings Corp. .........................................        2,675        90,950        1.1
    TOBACCO
  Fruit of the Loom, Inc.-/- .........................................        1,200        45,450        0.6
    TEXTILES & APPAREL
                                                                                     ------------
                                                                                          412,331
                                                                                     ------------
Consumer Durables (5.0%)
  Ford Motor Co. .....................................................        6,550       208,781        2.5
    AUTOMOBILES
  Chrysler Corp. .....................................................        6,125       202,125        2.5
    AUTOMOBILES
                                                                                     ------------
                                                                                          410,906
                                                                                     ------------
Technology (2.7%)
  3Com Corp.-/- ......................................................        3,000       220,125        2.7
                                                                                     ------------
    NETWORKING
Health Care (2.5%)
  Schering-Plough Corp. ..............................................        1,800       116,550        1.4
    PHARMACEUTICALS
  Meditrust Corp. ....................................................        2,300        92,000        1.1
    HEALTH CARE SERVICES
                                                                                     ------------
                                                                                          208,550
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $8,590,364) ...........................                  8,575,076      104.3
                                                                                     ------------      -----

    The accompanying notes are an integral part of the financial statements.

                                      F10

                  GT GLOBAL AMERICA VALUE FUND - CONSOLIDATED

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
REPURCHASE AGREEMENT                                                                   (NOTE 1)       ASSETS
----------------------------------------------------------------------               ------------  -------------
  Dated December 31, 1996, with State Street Bank and Trust Company, due January 2, 1997, for an effective yield of 6.25%,
   collateralized by $285,000 U.S. Treasury Bonds, 8.125% due 8/15/19
   (market value of collateral is $350,568, including accrued
   interest). (cost $335,058) ........................................               $    335,058        4.1
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $8,925,422)  * ...............................                  8,910,134      108.4
Other Assets and Liabilities .........................................                   (687,135)      (8.4)
                                                                                     ------------      -----

NET ASSETS ...........................................................               $  8,222,999      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        (.) Country of origin for this security is Peru. All other securities on this portfolio originate from the U.S.
          * For Federal income tax purposes, cost is $8,932,288 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     247,944
                 Unrealized depreciation:              (270,098)
                                                  -------------
                 Net unrealized depreciation:     $     (22,154)
                                                  -------------
                                                  -------------

             Abbreviations
             ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F11

                            GT GLOBAL AMERICA FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                          GT GLOBAL
                                                                        ---------------------------------------------
                                                                           AMERICA         AMERICA
                                                                          SMALL CAP        MID CAP        AMERICA
                                                                            GROWTH         GROWTH          VALUE
                                                                        FUND-CONSOLIDATED     FUND     FUND-CONSOLIDATED
                                                                        --------------  -------------  --------------
Assets:
  Investments in securities, at value (cost $20,206,432; $591,597,202;
   and $8,925,422, respectively) (Note 1).............................    $19,428,396    $680,122,918    $8,910,134
  U.S. currency.......................................................           719              56            458
  Dividends receivable................................................         5,419         464,678         19,245
  Receivable for Fund shares sold.....................................       243,542       9,198,772         55,384
  Receivable for securities sold......................................            --       1,474,451        375,200
  Receivable from Chancellor LGT Asset Management, Inc. (Note 2)......            --              --            164
  Unamortized organizational costs (Note 1)...........................        67,160              --         67,160
  Miscellaneous receivable............................................            --         101,169             --
  Cash held as collateral for securities loaned (Note 1)..............       383,400      32,605,600             --
                                                                        --------------  -------------  --------------
    Total assets......................................................    20,128,636     723,967,644      9,427,745
                                                                        --------------  -------------  --------------
Liabilities:
  Payable for custodian fees (Note 1).................................         1,246           7,508            847
  Payable for fund accounting fees (Note 2)...........................         1,316          13,643            655
  Payable for Fund shares repurchased.................................            --      10,244,161        145,847
  Payable for investment management and administration fees (Note
   2).................................................................         6,085         419,487             --
  Payable for loan outstanding (Note 1)...............................            --              --      1,000,000
  Payable for printing and postage expenses...........................        28,326          77,133         23,712
  Payable for professional fees.......................................        17,368          32,291         14,390
  Payable for registration and filing fees............................         2,236          13,189            800
  Payable for securities purchased....................................        88,158              --             --
  Payable for service and distribution expenses (Note 2)..............        11,436         387,262          5,367
  Payable for transfer agent fees (Note 2)............................         5,396         155,101          4,727
  Payable for Trustees' fees and expenses (Note 2)....................         4,769           8,705          4,769
  Other accrued expenses (Note 1).....................................         1,484             486          3,532
  Collateral for securities loaned (Note 1)...........................       383,400      32,605,600             --
                                                                        --------------  -------------  --------------
    Total liabilities.................................................       551,220      43,964,566      1,204,646
  Minority interest (Notes 1 & 2).....................................           100              --            100
                                                                        --------------  -------------  --------------
Net assets............................................................    $19,577,316    $680,003,078    $8,222,999
                                                                        --------------  -------------  --------------
                                                                        --------------  -------------  --------------
Class A:
Net asset value and redemption price per share
 ($8,448,005 DIVIDED BY 674,639; $343,426,924 DIVIDED BY 16,536,083;
 and $2,528,653 DIVIDED BY 172,644 shares outstanding,
 respectively)........................................................    $    12.52     $     20.77     $    14.65
                                                                        --------------  -------------  --------------
                                                                        --------------  -------------  --------------
Maximum offering price per share (100/95.25 of $12.52; 100/95.25 of
 $20.77; and 100/95.25 of $14.65, respectively) *.....................    $    13.14     $     21.81     $    15.38
                                                                        --------------  -------------  --------------
                                                                        --------------  -------------  --------------
Class B+
Net asset value and offering price per share
 ($10,694,097 DIVIDED BY 861,017; $334,589,970 DIVIDED BY 16,498,419;
 and $5,503,054 DIVIDED BY 378,527 shares outstanding,
 respectively)........................................................    $    12.42     $     20.28     $    14.54
                                                                        --------------  -------------  --------------
                                                                        --------------  -------------  --------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($435,214 DIVIDED BY 34,597; $1,986,184 DIVIDED BY 95,684; and
 $191,292 DIVIDED BY 12,994 shares outstanding, respectively).........    $    12.58     $     20.76     $    14.72
                                                                        --------------  -------------  --------------
                                                                        --------------  -------------  --------------
Net assets consist of:
  Paid in capital (Note 4)............................................    $20,517,740    $601,059,922    $7,555,852
  Accumulated net realized gain (loss) on investments and foreign
   currency transactions..............................................      (162,388)     (9,582,560)       682,435
  Net unrealized appreciation (depreciation) of investments...........      (778,036)     88,525,716        (15,288)
                                                                        --------------  -------------  --------------
Total -- representing net assets applicable to capital shares
 outstanding..........................................................    $19,577,316    $680,003,078    $8,222,999
                                                                        --------------  -------------  --------------
                                                                        --------------  -------------  --------------

----------------
    * On sales of $50,000 or more, the offering price is reduced.
    + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                            GT GLOBAL AMERICA FUNDS

                            STATEMENTS OF OPERATIONS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                          GT GLOBAL
                                                                        ----------------------------------------------
                                                                           AMERICA         AMERICA
                                                                          SMALL CAP        MID CAP         AMERICA
                                                                            GROWTH         GROWTH           VALUE
                                                                        FUND-CONSOLIDATED     FUND     FUND-CONSOLIDATED
                                                                        --------------  -------------  ---------------
Investment income: (Note 1)
  Interest income.....................................................    $  139,343     $ 6,000,887      $  38,541
  Dividend income.....................................................       100,331       4,151,150         73,377
  Other income........................................................        13,476          68,462             --
                                                                        --------------  -------------  ---------------
    Total investment income...........................................       253,150      10,220,499        111,918
                                                                        --------------  -------------  ---------------
Expenses:
  Amortization of organization costs (Note 1).........................        17,751              --         17,751
  Custodian fees (Note 1).............................................         9,620          80,790         11,920
  Fund accounting fees (Note 2).......................................         3,900         173,767          1,472
  Insurance expenses..................................................            --           5,461             --
  Investment management and administration fees (Note 2)..............       112,316       4,982,969         42,209
  Printing and postage expenses.......................................        84,918         145,366         74,018
  Professional fees...................................................        68,740          66,122         63,594
  Registration and filing fees........................................        46,078          76,240         47,078
  Service and distribution expenses: (Note 2)
    Class A...........................................................        25,545       1,251,494          6,742
    Class B...........................................................        80,691       3,347,860         38,173
  Transfer agent fees (Note 2)........................................        65,971       1,802,660         26,438
  Trustees' fees and expenses (Note 2)................................        16,640          16,532         16,640
  Other expenses (Note 1).............................................         2,081          10,000          2,935
                                                                        --------------  -------------  ---------------
  Total expenses before reductions and reimbursement..................       534,251      11,959,261        348,970
    Expense reductions (Notes 1 & 6)..................................            --        (371,416)            --
    Expenses reimbursed by Chancellor LGT Asset Management, Inc. (Note
     2)...............................................................      (170,585)             --       (206,892)
                                                                        --------------  -------------  ---------------
  Total net expenses..................................................       363,666      11,587,845        142,078
                                                                        --------------  -------------  ---------------
Net investment loss...................................................      (110,516)     (1,367,346)       (30,160)
                                                                        --------------  -------------  ---------------
Net realized and unrealized gain on investments: (Note 1)
  Net realized gain on investments....................................     1,264,693      24,290,969        733,904
  Net realized gain (loss) on foreign currency transactions...........            (4)         48,400             --
  Net change in unrealized appreciation (depreciation) of
   investments........................................................      (782,829)     76,318,599        (69,965)
                                                                        --------------  -------------  ---------------
Net realized and unrealized gain on investments.......................       481,860     100,657,968        663,939
                                                                        --------------  -------------  ---------------
Net increase in net assets resulting from operations..................    $  371,344     $99,290,622      $ 633,779
                                                                        --------------  -------------  ---------------
                                                                        --------------  -------------  ---------------

    The accompanying notes are an integral part of the financial statements.

                                      F13

                            GT GLOBAL AMERICA FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                               GT GLOBAL
                                           ----------------------------------------------------------------------------------
                                               AMERICA SMALL CAP                                         AMERICA VALUE
                                            GROWTH FUND-CONSOLIDATED                                   FUND-CONSOLIDATED
                                           --------------------------                              --------------------------
                                                         OCTOBER 18,                                             OCTOBER 18,
                                                            1995                                                    1995
                                                        (COMMENCEMENT       AMERICA MID CAP                     (COMMENCEMENT
                                                             OF               GROWTH FUND                            OF
                                           YEAR ENDED    OPERATIONS)   --------------------------  YEAR ENDED    OPERATIONS)
                                            DECEMBER         TO         YEAR ENDED    YEAR ENDED    DECEMBER         TO
                                               31,      DECEMBER 31,   DECEMBER 31,  DECEMBER 31,      31,      DECEMBER 31,
                                              1996          1995           1996          1995         1996          1995
                                           -----------  -------------  ------------  ------------  -----------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)...........   $(110,516)    $   4,070    $ (1,367,346) $  5,981,525   $ (30,160)    $   1,048
  Net realized gain on investments and
   foreign currency transactions.........   1,264,689            --      24,339,369    93,317,375     733,904            --
  Net change in unrealized appreciation
   (depreciation) of investments.........    (782,829)        4,793      76,318,599    (4,611,894)    (69,965)       54,677
                                           -----------  -------------  ------------  ------------  -----------  -------------
    Net increase in net assets resulting
     from operations.....................     371,344         8,863      99,290,622    94,687,006     633,779        55,725
                                           -----------  -------------  ------------  ------------  -----------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.............          --            --              --    (3,774,599)         --            --
  From net realized gain on
   investments...........................    (564,752)           --     (21,518,831)  (46,598,539)     (7,007)           --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.............          --            --              --    (1,969,042)         --            --
  From net realized gain on
   investments...........................    (727,944)           --     (20,232,121)  (41,818,697)    (14,950)           --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.............          --            --              --       (18,429)         --            --
  From net realized gain on
   investments...........................     (28,106)           --        (167,680)     (170,545)       (443)           --
                                           -----------  -------------  ------------  ------------  -----------  -------------
    Total distributions..................  (1,320,802)           --     (41,918,632)  (94,349,851)    (22,400)           --
                                           -----------  -------------  ------------  ------------  -----------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested............................  43,976,336     4,974,031    2,122,781,710 1,840,086,218 11,770,124     2,211,337
  Decrease from capital shares
   repurchased...........................  (27,455,528)  (1,076,928)   (2,246,270,951) (1,371,300,487) (6,364,460)    (161,106)
                                           -----------  -------------  ------------  ------------  -----------  -------------
    Net increase (decrease) from capital
     share transactions..................  16,520,808     3,897,103    (123,489,241)  468,785,731   5,405,664     2,050,231
                                           -----------  -------------  ------------  ------------  -----------  -------------
Total increase (decrease) in net
 assets..................................  15,571,350     3,905,966     (66,117,251)  469,122,886   6,017,043     2,105,956
Net assets:
  Beginning of period....................   4,005,966       100,000     746,120,329   276,997,443   2,205,956       100,000
                                           -----------  -------------  ------------  ------------  -----------  -------------
  End of period *........................  1$9,577,316    $4,005,966   $680,003,078  $746,120,329   $8,222,999    $2,205,956
                                           -----------  -------------  ------------  ------------  -----------  -------------
                                           -----------  -------------  ------------  ------------  -----------  -------------
 *Includes undistributed/accumulated net
 investment
  income (loss)..........................   $       0     $   4,070    $          0  $    258,896   $       0     $   1,048
                                           -----------  -------------  ------------  ------------  -----------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    CLASS A                       CLASS B
                                          ----------------------------  ----------------------------
                                                         OCTOBER 18,                   OCTOBER 18,
                                                             1995                          1995
                                                        (COMMENCEMENT                 (COMMENCEMENT
                                              YEAR      OF OPERATIONS)      YEAR      OF OPERATIONS)
                                             ENDED       TO DECEMBER       ENDED       TO DECEMBER
                                          DECEMBER 31,       31,        DECEMBER 31,       31,
                                            1996 (D)       1995 (D)       1996 (D)       1995 (D)
                                          ------------  --------------  ------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.80      $   11.43      $   11.78      $   11.43
                                          ------------  --------------  ------------  --------------
Income from investment operations:
  Net investment income (loss)..........       (0.05) **        0.04*        (0.14) **        0.02*
  Net realized and unrealized gain on
   investments..........................        1.69           0.33           1.70           0.33
                                          ------------  --------------  ------------  --------------
    Net increase from investment
     operations.........................        1.64           0.37           1.56           0.35
                                          ------------  --------------  ------------  --------------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (0.92)            --          (0.92)            --
                                          ------------  --------------  ------------  --------------
    Total distributions.................       (0.92)            --          (0.92)            --
                                          ------------  --------------  ------------  --------------
Net asset value, end of period..........   $   12.52      $   11.80      $   12.42      $   11.78
                                          ------------  --------------  ------------  --------------
                                          ------------  --------------  ------------  --------------

Total investment return (c).............       13.81 %         3.24 %(b)      13.14 %        3.06 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   8,448      $   1,931      $  10,694      $   2,024
Ratio of net investment income (loss) to
 average net assets:
  With expense reimbursement by
   Chancellor LGT Asset Management, Inc.
   (Note 2).............................       (0.38)%         1.68 %(a)      (1.03)%        1.03 %(a)
  Without expense reimbursement by
   Chancellor LGT Asset Management,
   Inc..................................       (1.47)%       (20.52)%(a)      (2.12)%      (21.17)%(a)
Ratio of expenses to average net assets:
  With expense reimbursement by
   Chancellor LGT Asset Management, Inc.
   (Note 2).............................        2.00 %         2.00 %(a)       2.65 %        2.65 %(a)
  Without expense reimbursement by
   Chancellor LGT Asset Management,
   Inc..................................        3.09 %        24.20 %(a)       3.74 %       24.85 %(a)
Portfolio turnover rate+................         150 %          N/A            150 %          N/A
Average commission rate per share paid
 on portfolio transactions+.............   $  0.0489            N/A      $  0.0489            N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total Investment Return does not include sales charges.
 (d) Calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc. the net investment loss per share would have been $(0.47), $(0.49), and $(0.46) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 ** Before reimbursement by Chancellor LGT Asset Management, Inc. the net investment loss per share would have been $(0.19), $(0.28), and $(0.14) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1996.
  + Portfolio turnover rate and average commission rate paid on portfolio transactions are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.
                                      F15

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                 ADVISOR CLASS
                                          ----------------------------
                                                         OCTOBER 18,
                                                             1995
                                                        (COMMENCEMENT
                                              YEAR      OF OPERATIONS)
                                             ENDED       TO DECEMBER
                                          DECEMBER 31,       31,
                                            1996 (D)       1995 (D)
                                          ------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.81      $   11.43
                                          ------------  --------------
Income from investment operations:
  Net investment income (loss)..........          --**         0.05*
  Net realized and unrealized gain on
   investments..........................        1.69           0.33
                                          ------------  --------------
    Net increase from investment
     operations.........................        1.69           0.38
                                          ------------  --------------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (0.92)            --
                                          ------------  --------------
    Total distributions.................       (0.92)            --
                                          ------------  --------------
Net asset value, end of period..........   $   12.58      $   11.81
                                          ------------  --------------
                                          ------------  --------------

Total investment return (c).............       14.22 %         3.32 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     435      $      52
Ratio of net investment income (loss) to
 average net assets:
  With expense reimbursement by
   Chancellor LGT Asset Management, Inc.
   (Note 2).............................       (0.03)%         2.03 %(a)
  Without expense reimbursement by
   Chancellor LGT Asset Management,
   Inc..................................       (1.12)%       (20.17)%(a)
Ratio of expenses to average net assets:
  With expense reimbursement by
   Chancellor LGT Asset Management, Inc.
   (Note 2).............................        1.65 %         1.65 %(a)
  Without expense reimbursement by
   Chancellor LGT Asset Management,
   Inc..................................        2.74 %        23.85 %(a)
Portfolio turnover rate+................         150 %          N/A
Average commission rate per share paid
 on portfolio transactions+.............   $  0.0489            N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total Investment Return does not include sales charges.
 (d) Calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc. the net investment loss per share would have been $(0.47), $(0.49), and $(0.46) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 ** Before reimbursement by Chancellor LGT Asset Management, Inc. the net investment loss per share would have been $(0.19), $(0.28), and $(0.14) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1996.
  + Portfolio turnover rate and average commission rate paid on portfolio transactions are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.
                                      F16

                     GT GLOBAL AMERICA MID CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                             1996        1995      1994 (D)      1993        1992
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   19.07   $   17.69   $   17.17   $   17.12   $   14.13
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.03        0.24        0.04       (0.21)      (0.11)
  Net realized and unrealized gain on
   investments..........................       2.96        3.93        2.55        1.56        4.54
                                          ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................       2.99        4.17        2.59        1.35        4.43
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --       (0.21)      (0.02)         --          --
  From net realized gain on
   investments..........................      (1.29)      (2.58)      (2.05)      (1.30)      (1.44)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.29)      (2.79)      (2.07)      (1.30)      (1.44)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   20.77   $   19.07   $   17.69   $   17.17   $   17.12
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      15.65%      23.23%      15.69%        8.3%       31.7%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 343,427   $ 396,291   $ 196,937   $ 116,468   $ 166,712
Ratio of net investment income (loss) to
 average net assets.....................       0.12%       1.24%       0.17%       (0.7)%      (1.1)%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       1.36%       1.46%       1.58%        1.6%        1.8%
  Without expense reductions............       1.41%         --%*        --%*        --%*        --%*
Portfolio turnover rate++++.............        253%         71%        102%         92%        114%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0536         N/A         N/A         N/A         N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F17

                     GT GLOBAL AMERICA MID CAP GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              CLASS B++                           ADVISOR CLASS+++
                                          -------------------------------------------------  ---------------------------
                                                                              APRIL 1, 1993      YEAR      JUNE 1, 1995
                                               YEAR ENDED DECEMBER 31,             TO           ENDED           TO
                                          ----------------------------------  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                             1996        1995      1994 (D)       1993           1996          1995
                                          ----------  ----------  ----------  -------------  ------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   18.77   $   17.50   $   17.09     $   15.90     $   19.05      $   20.61
                                          ----------  ----------  ----------  -------------  ------------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.11)       0.10       (0.09)        (0.29)         0.09           0.21
  Net realized and unrealized gain on
   investments..........................       2.91        3.87        2.55          2.78          2.91           1.09
                                          ----------  ----------  ----------  -------------  ------------  -------------
    Net increase from investment
     operations.........................       2.80        3.97        2.46          2.49          3.00           1.30
                                          ----------  ----------  ----------  -------------  ------------  -------------
Distributions to shareholders:
  From net investment income............         --       (0.12)         --            --            --          (0.28)
  From net realized gain on
   investments..........................      (1.29)      (2.58)      (2.05)        (1.30)        (1.29)         (2.58)
                                          ----------  ----------  ----------  -------------  ------------  -------------
    Total distributions.................      (1.29)      (2.70)      (2.05)        (1.30)        (1.29)         (2.86)
                                          ----------  ----------  ----------  -------------  ------------  -------------
Net asset value, end of period..........  $   20.28   $   18.77   $   17.50     $   17.09     $   20.76      $   19.05
                                          ----------  ----------  ----------  -------------  ------------  -------------
                                          ----------  ----------  ----------  -------------  ------------  -------------

Total investment return (c).............      14.82%      22.42%      15.06%         16.1%(b)      15.72 %        6.01%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 334,590   $ 348,435   $  80,060     $   1,982     $   1,986      $   1,394
Ratio of net investment income (loss) to
 average net assets.....................      (0.53)%      0.59%      (0.48)%        (1.3)%(a)       0.47 %        1.59%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       2.01%       2.11%       2.23%          2.2%(a)       1.01 %        1.11%(a)
  Without expense reductions............       2.06%         --%*        --%*          --%(a) *       1.06 %          --%* (a)
Portfolio turnover rate++++.............        253%         71%        102%           92%          253 %           71%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0536         N/A         N/A           N/A     $  0.0536            N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F18

                          GT GLOBAL AMERICA VALUE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    CLASS A                       CLASS B
                                          ----------------------------  ----------------------------
                                                         OCTOBER 18,                   OCTOBER 18,
                                                             1995                          1995
                                                        (COMMENCEMENT                 (COMMENCEMENT
                                              YEAR      OF OPERATIONS)      YEAR      OF OPERATIONS)
                                             ENDED       TO DECEMBER       ENDED       TO DECEMBER
                                          DECEMBER 31,       31,        DECEMBER 31,       31,
                                            1996 (D)       1995 (D)       1996 (D)       1995 (D)
                                          ------------  --------------  ------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   12.76      $   11.43      $   12.75      $   11.43
                                          ------------  --------------  ------------  --------------
Income from investment operations:
  Net investment income (loss)..........       (0.01) **        0.03*        (0.10) **        0.01*
  Net realized and unrealized gain on
   investments..........................        1.94           1.30           1.93           1.31
                                          ------------  --------------  ------------  --------------
    Net increase from investment
     operations.........................        1.93           1.33           1.83           1.32
                                          ------------  --------------  ------------  --------------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (0.04)            --          (0.04)            --
                                          ------------  --------------  ------------  --------------
    Total distributions.................       (0.04)            --          (0.04)            --
                                          ------------  --------------  ------------  --------------
Net asset value, end of period..........   $   14.65      $   12.76      $   14.54      $   12.75
                                          ------------  --------------  ------------  --------------
                                          ------------  --------------  ------------  --------------

Total investment return (c).............       15.12 %        11.64 %(b)      14.35 %       11.55 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   2,529      $     870      $   5,503      $   1,254
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   Asset Management, Inc. (Note 2)......       (0.10)%         1.10 %(a)      (0.75)%        0.45 %(a)
  Without reimbursement by Chancellor
   LGT Asset Management, Inc............       (3.61)%       (47.44)%(a)      (4.26)%      (48.09)%(a)
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   Asset Management, Inc. (Note 2)......        2.00 %         2.00 %(a)       2.65 %        2.65 %(a)
  Without reimbursement by Chancellor
   LGT Asset Management, Inc............        5.51 %        50.54 %(a)       6.16 %       51.19 %(a)
Portfolio turnover rate+................         256 %          N/A            256 %          N/A
Average commission rate per share paid
 on portfolio transactions+.............   $  0.0551            N/A      $  0.0551            N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc, the net investment loss per share would have been $(1.11), $(1.13), and $(1.10) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 ** Before reimbursement by Chancellor LGT Asset Management, Inc. the net investment loss per share would have been $(.50),$(.59), and $(.46) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1996.
  + Portfolio turnover rate and average commission rate paid on portfolio transactions are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.
                                      F19

                          GT GLOBAL AMERICA VALUE FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                 ADVISOR CLASS
                                          ----------------------------
                                                         OCTOBER 18,
                                                             1995
                                                        (COMMENCEMENT
                                              YEAR      OF OPERATIONS)
                                             ENDED       TO DECEMBER
                                          DECEMBER 31,       31,
                                            1996 (D)       1995 (D)
                                          ------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   12.77      $   11.43
                                          ------------  --------------
Income from investment operations:
  Net investment income (loss)..........        0.03**         0.04*
  Net realized and unrealized gain on
   investments..........................        1.96           1.30
                                          ------------  --------------
    Net increase from investment
     operations.........................        1.99           1.34
                                          ------------  --------------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (0.04)            --
                                          ------------  --------------
    Total distributions.................       (0.04)            --
                                          ------------  --------------
Net asset value, end of period..........   $   14.72      $   12.77
                                          ------------  --------------
                                          ------------  --------------

Total investment return (c).............       15.58 %        11.72 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     191      $      81
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   Asset Management, Inc. (Note 2)......        0.25 %         1.45 %(a)
  Without reimbursement by Chancellor
   LGT Asset Management, Inc............       (3.26)%       (47.09)%(a)
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   Asset Management, Inc. (Note 2)......        1.65 %         1.65 %(a)
  Without reimbursement by Chancellor
   LGT Asset Management, Inc............        5.16 %        50.19 %(a)
Portfolio turnover rate+................         256 %          N/A
Average commission rate per share paid
 on portfolio transactions+.............   $  0.0551            N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc, the net investment loss per share would have been $(1.11), $(1.13), and $(1.10) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 ** Before reimbursement by Chancellor LGT Asset Management, Inc. the net investment loss per share would have been $(.50),$(.59), and $(.46) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1996.
  + Portfolio turnover rate and average commission rate paid on portfolio transactions are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.
                                      F20

                            GT GLOBAL AMERICA FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global America Mid Cap Growth Fund (formerly named GT Global America Growth
Fund), GT Global America Small Cap Growth Fund, and GT Global America Value Fund ("Funds"), are separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global America Small Cap Growth Fund and GT Global America Value Fund invest substantially all of their investable assets in Small Cap Growth Portfolio and Value Portfolio ("Portfolios"), respectively. Each of these Portfolios is organized as a New York Trust and is registered under the 1940 Act as a diversified, open-end management investment company.

The Portfolios have investment objectives, policies, and limitations substantially identical to those of their corresponding Funds. Therefore, the financial statements of the GT Global America Small Cap Growth Fund, the GT Global America Value Fund, and their respective Portfolios have been presented on a consolidated basis, and represent all activities of both the respective Funds and Portfolios. Through December 31, 1996, all of the shares of beneficial interest of each Portfolio were owned either by its respective fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in each Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Funds are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Funds and Portfolios in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio (the phrase "Fund or Portfolio" hereinafter includes the GT Global America Mid Cap Growth Fund and each of the two Portfolios), it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(C) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security, and, for a put, requires the Fund or

                                      F21

                            GT GLOBAL AMERICA FUNDS

Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(D) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund or Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.

(E) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(F) PORTFOLIO SECURITIES LOANED
At December 31, 1996, stocks with an aggregate value listed below were on loan to brokers. These loans were secured by cash collateral received by the fund or portfolios:

                                                 DECEMBER 31, 1996              YEAR ENDED
                                          --------------------------------   DECEMBER 31, 1996
                                          AGGREGATE VALUE        CASH        -----------------
GT GLOBAL                                     ON LOAN         COLLATERAL        FEES EARNED
----------------------------------------  ---------------   --------------   -----------------
America Mid Cap Growth Fund.............   $ 31,491,056      $  32,605,600       $163,841
Small Cap Growth Portfolio..............        380,738            383,400             61

Cash collateral is received by the Fund or Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Security lending fees earned were used to reduce the Fund's or Portfolio's custodian fees.

(G) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global America Small Cap Growth Fund, the GT Global America Value Fund, and their respective Portfolios in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of their shares aggregated $63,500 for each Fund and $25,000 for each Portfolio. These expenses are being amortized on a straight-line basis over a five-year period.

(H) TAXES
It is the policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

                                      F22

                            GT GLOBAL AMERICA FUNDS

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund or Portfolios and timing differences.

(J) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(K) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) LINE OF CREDIT
Each of the Funds, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000. Each of these three funds is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On December 31, 1996, the GT Global America Value Fund borrowed $1,000,000 at a money market rate.

For the year ended December 31, 1996, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the GT Global America Value Fund was $1,000,000 with a weighted average interest rate of 6.43%. Interest incurred on this loan for the year ended December 31, 1996, was $2,681, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds' and Portfolios' investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The GT Global America Small Cap Growth Fund and GT Global America Value Fund each pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. Each Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $500 million; 0.425% on the next $500 million; and 0.40% on amounts thereafter. GT Global America Mid Cap Growth Fund pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets on the Fund; 0.70% on the next $500 million; 0.675% on the next $500 million and 0.65% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's or Portfolio's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1996, GT Global retained the following sales charges: $90,365 for the GT Global America Mid Cap Growth Fund, $9,945 for the GT Global America Small Cap Growth Fund, and $1,702 for the GT Global America Value Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected such CDSCs in the amount of $39,930 for the year ended December 31, 1996 for the GT Global America Mid Cap Growth Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1996, GT Global collected such CDSCs in the amount of: $1,901,165 for the GT Global America Mid Cap Growth Fund, $28,162 for the GT Global America Small Cap Growth Fund, and $5,608 for the GT Global America Value Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT

                                      F23

                            GT GLOBAL AMERICA FUNDS

Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Funds' Class B Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to a Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee. Each Portfolio pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At December 31, 1996, all of the shares of beneficial interest of each Portfolio were owned either by its Fund or the Manager.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1996, purchases of investment securities by the GT Global America Mid Cap Growth Fund, Small Cap Growth Portfolio, and Value Portfolio, other than U.S. government obligations and short-term investments, aggregated $1,468,522,964, $33,591,427 and $19,537,714, respectively. Sales of investment securities by the GT Global America Mid Cap Growth Fund, Small Cap Growth Portfolio, and Value Portfolio, other than U.S. government obligations and short-term investments, aggregated $1,493,844,266, $19,321,092 and $13,037,066, respectively. There were no purchases or sales of U.S. government obligations by a Fund or Portfolio during the year.

                                      F24

                            GT GLOBAL AMERICA FUNDS

4. CAPITAL SHARES
At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                           CAPITAL SHARE TRANSACTIONS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND

                                                                              OCTOBER 18, 1995
                                                                              (COMMENCEMENT OF
                                                   YEAR ENDED                  OPERATIONS) TO
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
CLASS A                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................     1,491,083  $   20,216,595       189,034  $     2,222,360
Shares issued in connection with
  reinvestment of distributions.........        39,998         505,573            --               --
                                          ------------  --------------  ------------  ---------------
                                             1,531,081      20,722,168       189,034        2,222,360
Shares repurchased......................    (1,019,989)    (13,880,892)      (28,403)        (333,346)
                                          ------------  --------------  ------------  ---------------
Net increase............................       511,092  $    6,841,276       160,631  $     1,889,014
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------


                                                                              OCTOBER 18, 1995
                                                                              (COMMENCEMENT OF
                                                   YEAR ENDED                  OPERATIONS) TO
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
CLASS B                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................     1,665,796  $   22,115,741       232,055  $     2,734,475
Shares issued in connection with
  reinvestment of distributions.........        52,848         663,246            --               --
                                          ------------  --------------  ------------  ---------------
                                             1,718,644      22,778,987       232,055        2,734,475
Shares repurchased......................    (1,029,367)    (13,501,795)      (63,231)        (743,582)
                                          ------------  --------------  ------------  ---------------
Net increase............................       689,277  $    9,277,192       168,824  $     1,990,893
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

                                                                              OCTOBER 18, 1995
                                                                              (COMMENCEMENT OF
                                                   YEAR ENDED                  OPERATIONS) TO
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
ADVISOR CLASS                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................        33,521  $      447,953         1,456  $        17,196
Shares issued in connection with
  reinvestment of distributions.........         2,144          27,228            --               --
                                          ------------  --------------  ------------  ---------------
                                                35,665         475,181         1,456           17,196
Shares repurchased......................        (5,440)        (72,841)           --               --
                                          ------------  --------------  ------------  ---------------
Net increase............................        30,225  $      402,340         1,456  $        17,196
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

                                      F25

                            GT GLOBAL AMERICA FUNDS

GT GLOBAL AMERICA MID CAP GROWTH FUND

                                                   YEAR ENDED                    YEAR ENDED
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
CLASS A                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................    89,962,964  $1,853,673,285    64,255,259  $ 1,354,329,879
Shares issued in connection with
  reinvestment of distributions.........       853,598      17,867,701     2,163,720       42,170,721
                                          ------------  --------------  ------------  ---------------
                                            90,816,562   1,871,540,986    66,418,979    1,396,500,600
Shares repurchased......................   (95,061,922) (1,956,032,031)  (56,768,364)  (1,210,272,338)
                                          ------------  --------------  ------------  ---------------
Net increase (decrease).................    (4,245,360) $  (84,491,045)    9,650,615  $   186,228,262
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------


                                                   YEAR ENDED                    YEAR ENDED
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
CLASS B                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................    11,161,651  $  224,412,718    19,673,669  $   406,685,987
Shares issued in connection with
  reinvestment of distributions.........       803,575      16,429,676     1,832,696       35,169,188
                                          ------------  --------------  ------------  ---------------
                                            11,965,226     240,842,394    21,506,365      441,855,175
Shares repurchased......................   (14,026,348)   (280,392,879)   (7,522,345)    (160,828,667)
                                          ------------  --------------  ------------  ---------------
Net increase (decrease).................    (2,061,122) $  (39,550,485)   13,984,020  $   281,026,508
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

                                                                                JUNE 1, 1995
                                                                              (COMMENCENMENT OF
                                                   YEAR ENDED                SALE OF SHARES) TO
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
ADVISOR CLASS                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................       485,169  $   10,230,701        72,809  $     1,541,469
Shares issued in connection with
  reinvestment of distributions.........         8,013         167,629         9,711          188,974
                                          ------------  --------------  ------------  ---------------
                                               493,182      10,398,330        82,520        1,730,443
Shares repurchased......................      (470,673)     (9,846,041)       (9,345)        (199,482)
                                          ------------  --------------  ------------  ---------------
Net increase............................        22,509  $      552,289        73,175  $     1,530,961
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

                                      F26

                            GT GLOBAL AMERICA FUNDS

GT GLOBAL AMERICA VALUE FUND

                                                                              OCTOBER 18, 1995
                                                                              (COMMENCEMENT OF
                                                   YEAR ENDED                  OPERATIONS) TO
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
CLASS A                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................       392,444  $    5,443,835        70,225  $       874,678
Shares issued in connection with
  reinvestment of distributions.........           365           5,408            --               --
                                          ------------  --------------  ------------  ---------------
                                               392,809       5,449,243        70,225          874,678
Shares repurchased......................      (288,378)     (3,812,666)       (4,928)         (61,818)
                                          ------------  --------------  ------------  ---------------
Net increase............................       104,431  $    1,636,577        65,297  $       812,860
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

                                                                              OCTOBER 18, 1995
                                                                              (COMMENCEMENT OF
                                                   YEAR ENDED                  OPERATIONS) TO
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
CLASS B                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................       445,266  $    6,167,388       103,345  $     1,292,349
Shares issued in connection with
  reinvestment of distributions.........           918          13,509            --               --
                                          ------------  --------------  ------------  ---------------
                                               446,184       6,180,897       103,345        1,292,349
Shares repurchased......................      (166,052)     (2,502,350)       (7,866)         (99,288)
                                          ------------  --------------  ------------  ---------------
Net increase............................       280,132  $    3,678,547        95,479  $     1,193,061
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------
                                                                              OCTOBER 18, 1995
                                                                              (COMMENCEMENT OF
                                                   YEAR ENDED                  OPERATIONS) TO
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
ADVISOR CLASS                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................        10,181  $      139,541         3,461  $        44,310
Shares issued in connection with
  reinvestment of distributions.........            30             443            --               --
                                          ------------  --------------  ------------  ---------------
                                                10,211         139,984         3,461           44,310
Shares repurchased......................        (3,594)        (49,444)           --               --
                                          ------------  --------------  ------------  ---------------
Net increase............................         6,617  $       90,540         3,461  $        44,310
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by a Fund or Portfolio are defined in the Investment Company Act of 1940, as amended, as an "affiliated company". During the year ended December 31, 1996, transactions with affiliated companies by the GT Global America Mid Cap Growth Fund were as follows:

                                                                          NET
                                                                        REALIZED
                                           PURCHASES                      GAIN       DIVIDEND
AFFILIATES                                    COST       SALES COST      (LOSS)       INCOME
----------------------------------------  ------------  -------------  ----------  ------------
Abaxis, Inc.............................            --  $   4,406,425  $ (233,474)           --
Ann Taylor Stores, Inc..................  $    667,826     27,428,533   1,773,714            --
Equity Inns, Inc........................     8,589,208     21,730,721     774,204  $    344,848
Haggar Corp.............................            --     13,475,105  (4,771,163)       58,740
Landmark Graphics Corp..................    22,307,844     22,307,844  13,028,001            --
Michaels Stores, Inc....................     1,253,238     31,700,975  (1,716,413)           --
Varsity Spirit Corp.....................            --      3,384,724   1,747,526        13,686
Younkers, Inc...........................     4,702,055     14,761,596   7,926,666            --

6. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of a Fund's or Portfolio's expenses. For the year ended December 31, 1996, the expenses of GT Global America Mid Cap Growth Fund were reduced by $207,575 under these arrangements.
--------------

FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the GT Global America Mid-Cap Growth Fund designates $30,037,928 as a capital gain dividend for the fiscal year ended December 31, 1996.

Pursuant to Section 854 of the Internal Revenue Code, the Funds designate the following percentage amounts of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Funds as income qualifying for the dividends received deduction for corporations for the fiscal year ended December 31, 1996:

FUND
----------------------------------------
GT Global America Small Cap Growth
 Fund...................................               4%
GT Global America Mid-Cap Growth Fund...              23%
GT Global America Value Fund............             100%

                                      F27

                            GT GLOBAL AMERICA FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL & EMERGING MARKETS INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH & INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.